As filed with the Securities and Exchange Commission on April 21, 2000 Registration Nos.
33-88460
811-08946

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [_]
Pre-Effective Amendment No.                               [_]
Post Effective Amendment No. 7                            [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]
Amendment No. 19                                                 [X]
(Check appropriate box or boxes)

                              SEPARATE ACCOUNT A
                          (Exact Name of Registrant)

                        PACIFIC LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           700 Newport Center Drive
                       Newport Beach, California  92660
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                               (949) 219-3743
              (Depositor's Telephone Number, including Area Code)

                                Diane N. Ledger
                                Vice President
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                       Newport Beach, California  92660
                    (Name and address of agent for service)

                       Copies of all communications to:

           Diane N. Ledger                          Jane A. Kanter, Esq.
   Pacific Life Insurance Company                  Dechert Price & Rhoads
           P. O. Box 9000                           1775 Eye Street, N.W.
    Newport Beach, CA 92658-9030                Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 2000 pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a) (1) of Rule 485
[_]  on ____________ pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Separate Account under Pacific Portfolios Variable Annuity individual flexible premium variable annuity contracts.

Filing Fee: None

SEPARATE ACCOUNT A
FORM N-4
CROSS REFERENCE SHEET

PART A

Item No.                                   Prospectus Heading

1.  Cover Page                             Cover Page

2.  Definitions                            TERMS USED IN THIS PROSPECTUS

3.  Synopsis                               AN OVERVIEW OF PACIFIC PORTFOLIOS


4.  Condensed Financial Information        YOUR INVESTMENT OPTIONS -- Variable
                                           Investment Option Performance;
                                           ADDITIONAL INFORMATION -- Financial
                                           Statements; FINANCIAL HIGHLIGHTS

5.  General Description of Registrant,
      Depositor and Portfolio Companies    AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           PACIFIC LIFE AND THE SEPARATE
                                           ACCOUNT -- Pacific Life, -- Separate
                                           Account A; YOUR INVESTMENT OPTIONS
                                           -- Your Variable Investment Options;
                                           ADDITIONAL INFORMATION -- Voting
                                           Rights

6.  Deductions                             AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           FEE TABLE; HOW YOUR PAYMENTS ARE
                                           ALLOCATED -- Transfers; CHARGES, FEES
                                           AND DEDUCTIONS; WITHDRAWALS --
                                           Optional Withdrawals

7.  General Description of Variable
     Annuity Contracts                     AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           PURCHASING YOUR CONTRACT -- How to
                                           Apply for your Contract; HOW YOUR
                                           PAYMENTS ARE ALLOCATED; RETIREMENT
                                           BENEFITS AND OTHER PAYOUTS --
                                           Choosing Your Annuity Option, -- Your
                                           Annuity Payments, -- Death Benefits;
                                           ADDITIONAL INFORMATION -- Voting
                                           Rights, -- Changes to Your Contract,
                                           -- Changes to ALL Contracts, --
                                           Inquiries and Submitting Forms and
                                           Requests, -- Timing of Payments and
                                           Transactions

8.  Annuity Period                         RETIREMENT BENEFITS AND OTHER PAYOUTS

9.  Death Benefit                          RETIREMENT BENEFITS AND OTHER PAYOUTS
                                           -- Death Benefits

10. Purchases and Contract Value           AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           PURCHASING YOUR CONTRACT; HOW YOUR
                                           PAYMENTS ARE ALLOCATED; PACIFIC LIFE
                                           AND THE SEPARATE ACCOUNT -- Pacific
                                           Life; THE GENERAL ACCOUNT --
                                           Withdrawals and Transfers

11. Redemptions                            AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           CHARGES, FEES AND DEDUCTIONS;
                                           WITHDRAWALS; ADDITIONAL INFORMATION
                                           -- Timing of Payments and
                                           Transactions; THE GENERAL ACCOUNT --
                                           Withdrawals and Transfers

12. Taxes                                  CHARGES, FEES AND DEDUCTIONS
                                           -- Premium Taxes; WITHDRAWALS --
                                           Optional Withdrawals, -- Tax
                                           Consequences of Withdrawals; FEDERAL
                                           TAX STATUS

13. Legal Proceedings                      Not Applicable

14. Table of Contents of the Statement
     of Additional Information             CONTENTS OF THE STATEMENT
                                           OF ADDITIONAL INFORMATION


PART B

Item No.                                   Statement of Additional Information
                                           Heading

15. Cover Page                             Cover Page

16. Table of Contents                      TABLE OF CONTENTS

17. General Information and History        Not Applicable

18. Services                               Not Applicable

19. Purchase of Securities Being Offered   THE CONTRACTS AND THE SEPARATE
                                           ACCOUNT -- Calculating Subaccount
                                           Unit Values, -- Systematic Transfer
                                           Programs

20. Underwriters                           DISTRIBUTION OF THE CONTRACTS --
                                           Pacific Mutual Distributors, Inc.

21. Calculation of Performance Data        PERFORMANCE

22. Annuity Payments                       THE CONTRACTS AND THE SEPARATE
                                           ACCOUNT -- Variable Annuity Payment
                                           Amounts

23. Financial Statements                   FINANCIAL STATEMENTS


PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PACIFIC PORTFOLIOS
                       PROSPECTUS MAY 1, 2000

                       Pacific Portfolios is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

                       This Prospectus provides information you should know
This Contract is       before buying a Contract. It's accompanied by a current
not available in       Prospectus for the Pacific Select Fund, the Fund that
all states. This       provides the underlying Portfolios for the Variable
Prospectus is not      Investment Options offered under the Contract. The
an offer in any        Variable Investment Options are funded by Separate
state or               Account A of Pacific Life. Please read both
jurisdiction where     Prospectuses carefully, and keep them for future
we're not legally      reference.
permitted to offer
the Contract.          Here's a list of all of the Investment Options
                       available under your Contract:
The Contract is
described in detail    VARIABLE INVESTMENT OPTIONS
in this Prospectus
and its Statement      Aggressive Equity            Mid-Cap Value
of Additional
Information (SAI).     Emerging Markets             Equity Index
The Pacific Select
Fund is described      Diversified Research         Small-Cap Index
in its Prospectus
and its SAI. No one    Small-Cap Equity             REIT
has the right to        (formerly called Growth)
describe the                                        International Value
Contract or the        International Large-Cap       (formerly called
Pacific Select Fund                                  International)
any differently        Bond and Income
than they have been                                 Government Securities
described in these     Equity
documents.                                          Managed Bond
                       I-Net Tollkeeper(SM)
You should be aware                                 Money Market
that the Securities    Multi-Strategy
and Exchange                                        High Yield Bond
Commission (SEC)       Equity Income
has not reviewed                                    Large-Cap Value
the Contract and       Growth LT
does not guarantee
that the               Purchase Payments received by us after April 30, 2000
information in this    may not be allocated to the Bond and Income
Prospectus is          Investment Option. However, Contract Value
accurate or            attributable to Purchase Payments made before May 1,
complete. It's a       2000, may continue to be transferred to and from this
criminal offense to    Investment Option.
say otherwise.
                       FIXED OPTIONS
This Contract is
not a deposit or       Fixed
obligation of, or
guaranteed or          Guaranteed Interest Options (GIOs) with 3-year, 6-year
endorsed by, any       and 10-year terms
bank. It's not
federally insured      DCA Plus Fixed
by the Federal
Deposit Insurance      Not all of the Fixed Options are available in every
Corporation, the       state.
Federal Reserve
Board, or any other
government agency.     You'll find more information about the Contract and
Investment in a        Separate Account A in the SAI dated May 1, 2000. The
Contract involves      SAI has been filed with the SEC and is considered to be
risk, including        part of this Prospectus because it's incorporated by
possible loss of       reference. You'll find a table of contents for the SAI
principal.             on page 54 of this Prospectus. You can get a copy of
                       the SAI without charge by calling or writing to Pacific
                       Life. You can also visit the SEC's website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS


An Overview of Pacific Portfolios                            3    Withdrawals                                                 29
--------------------------------------------------------------    Optional Withdrawals                                        29
Your Investment Options                                     11    Tax Consequences of Withdrawals                             30
Your Variable Investment Options                            11    Short-Term Cancellation Right ("Free Look")                 30
Variable Investment Option Performance                      12    --------------------------------------------------------------
Your Fixed Option, DCA Plus Fixed Option and GIOs           12    Pacific Life and the Separate Account                       31
--------------------------------------------------------------    Pacific Life                                                31
Purchasing Your Contract                                    12    Separate Account A                                          31
How to Apply for Your Contract                              12    Financial Highlights                                        33
Purchasing the Enhanced Guaranteed Minimum Death                  --------------------------------------------------------------
 Benefit Rider (Optional)                                   12    Federal Tax Status                                          35
Purchasing the Guaranteed Income Advantage Rider                  Taxes Payable by Contract Owners: General Rules             35
 (Optional)                                                 13    Qualified Contracts                                         37
Making Your Purchase Payments                               13    Loans                                                       38
--------------------------------------------------------------    Withholding                                                 41
How Your Payments are Allocated                             14    Impact of Federal Income Taxes                              41
Choosing Your Investment Options                            14    Taxes on Pacific Life                                       41
Investing in Variable Investment Options                    14    --------------------------------------------------------------
When Your Investment is Effective                           14    Additional Information                                      42
Transfers                                                   14    Voting Rights                                               42
--------------------------------------------------------------    Changes to Your Contract                                    42
Charges, Fees and Deductions                                17    Changes to All Contracts                                    43
Withdrawal Charge                                           17    Inquiries and Submitting Forms and Requests                 44
Premium Taxes                                               18    Telephone Transactions                                      44
Annual Fee                                                  19    Timing of Payments and Transactions                         45
Waivers and Reduced Charges                                 19    Confirmations, Statements and Other Reports to
Mortality and Expense Risk Charge                           20     Contract Owners                                            45
Administrative Fee                                          20    Replacement of Life Insurance or Annuities                  45
Annual Enhanced Guaranteed Minimum Death Benefit                  Financial Statements                                        46
 Rider Charge (Optional Rider)                              20    --------------------------------------------------------------
Annual Guaranteed Income Advantage Charge                         The General Account                                         46
 (Optional Rider)                                           20    General Information                                         46
Expenses of the Fund                                        21    Guarantee Terms                                             46
--------------------------------------------------------------    Withdrawals and Transfers                                   48
Retirement Benefits and Other Payouts                       21    --------------------------------------------------------------
Selecting Your Annuitant                                    21    Terms Used in This Prospectus                               50
Annuitization                                               21    --------------------------------------------------------------
Choosing Your Annuity Date ("Annuity Start Date")           21    Contents of the Statement of Additional Information         52
Default Annuity Date and Options                            22    --------------------------------------------------------------
Choosing Your Annuity Option                                22    Appendix A: State Law Variations                            53
Your Annuity Payments                                       25    --------------------------------------------------------------
Death Benefits                                              25    Appendix B: Market Value Adjustment                         54
                                                                  --------------------------------------------------------------
                                                                  Where to Go for More Information                    Back Cover

AN OVERVIEW OF PACIFIC PORTFOLIOS

                       This overview tells you some key things you should know about your Contract. It's designed as a summary only - please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

                       Some states have different rules about how annuity contracts are described or administered. The terms of your Contract, or of any endorsement or supplement, prevail over what's in this Prospectus.

                       In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Portfolios variable annuity contract, unless we state otherwise.

                      ---------------------------------------------------------
Pacific Portfolios
Basics
                       Pacific Portfolios is an annuity contract between you and Pacific Life Insurance Company.

An annuity contract    This Contract is designed for long-term financial
may be appropriate     planning. It allows you to invest money on a tax-
if you're looking      deferred basis for retirement or other goals, and to
for retirement         receive income in a variety of ways, including a series
income or you want     of income payments for life or for a specified period
to meet other long-    of years.
term financial
objectives.            Non-Qualified and Qualified Contracts are available.
                       You buy a Non-Qualified Contract with "after-tax"
                       dollars. You buy a Qualified Contract under a qualified
This Contract may      retirement or pension plan, or an individual retirement
not be the right       annuity or account (IRA), or form thereof.
one for you if you
need to withdraw       Pacific Portfolios is a variable annuity, which means
money for short-       that the value of your Contract fluctuates depending on
term needs, because    the performance of the Investment Options you choose.
withdrawal charges     The Contract allows you to choose how often you make
and tax penalties      Purchase Payments and how much you add each time. The
for early              Contract provides a death benefit if the first Owner or
withdrawal may         last Annuitant dies during the accumulation phase.
apply.

You should
consider the           Your Right to Cancel ("Free Look")
Contract's
investment and         During the Free Look period, you have the right to
income benefits,       cancel your Contract and return it to us or to your
as well as its         registered representative for a refund. The amount
costs.                 refunded may be more or less than the Purchase Payments
                       you've made, depending on the state where you signed your application and the kind of Contract you buy.

AN OVERVIEW OF PACIFIC PORTFOLIOS

                      ---------------------------------------------------------
The Accumulation
Phase                  During the accumulation phase, you can put money in
                       your Contract by making Purchase Payments, and choose
The Investment         Investment Options in which to allocate them. You can
Options you choose     also take money out of your Contract by making a
and how they           withdrawal. The accumulation phase begins on your
perform will affect    Contract Date and continues until your Annuity Date.
the value of your
Contract during the
accumulation phase,    Purchase Payments
as well as the         Your initial Purchase Payment must be at least $5,000
amount of your         for a Non-Qualified Contract and at least $2,000 for a
annuity payments       Qualified Contract. Additional Purchase Payments must
during the income      be at least $250 for a Non-Qualified Contract and $50
phase if you choose    for a Qualified Contract.
a variable
annuitization
payout.
                       Investment Options
You can ask your       You can choose from 20 of the Variable Investment
registered             Options (also called Subaccounts), each of which
representative to      invests in a corresponding Portfolio of the Pacific
help you choose the    Select Fund. We're the investment adviser for the
right Investment       Pacific Select Fund. The Bond and Income Investment
Options for your       Option is only available for Contract Value
goals and risk         attributable to Purchase Payments made before May 1,
tolerance.             2000. We oversee the management of all the Fund's
                       Portfolios and manage two of the Portfolios directly.
                       We've retained other managers to manage the other
You'll find more       Portfolios. The value of each Portfolio will fluctuate
about the              with the value of the investments it holds, and returns
Investment Options     are not guaranteed.
starting on page
11.                    You can also choose from three Fixed Options that earn
                       a guaranteed rate of interest of at least 3% annually:
                       the Fixed Option, the DCA Plus Fixed Option when you elect DCA Plus, and the Guaranteed Interest Option, which has Guaranteed Terms of three, six or 10 years.
                       Not all of the Fixed Options are available in every state.

                       We allocate your Purchase Payments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.

We'll apply a          Transferring among Investment Options
Market Value
Adjustment if you      You can transfer among Investment Options any time
make a transfer or     until your Annuity Date without paying any current
withdrawal from a      income tax. You can also make automatic transfers by
Guaranteed             enrolling in our dollar cost averaging, portfolio
Interest Option        rebalancing, or earnings sweep programs. Some
before the end of      restrictions apply to transfers to and from the Fixed
its term. See          Options.
Appendix B for
details about how      Withdrawals
we calculate the       You can make full and partial withdrawals to supplement
Market Value           your income or for other purposes. You can withdraw a
Adjustment.            certain amount each year without paying a withdrawal
                       charge, but you may pay a withdrawal charge if you
                       withdraw Purchase Payments that are less than seven
                       years old. Some restrictions apply to making
You'll find more       withdrawals from the Fixed Options.
about transfers
starting on page       In general, you may have to pay tax on withdrawals or
15.                    other distributions from your Contract. If you're under
                       age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.
You'll find more
about withdrawals
starting on page
30.

                      ---------------------------------------------------------
The Income Phase       The income phase of your Contract begins on your
                       Annuity Date. Generally, you can choose to surrender
                       your Contract and receive a single payment or you can
You'll find more       annuitize your Contract and receive a series of income
about annuitization    payments.
starting on page
22.                    You can choose fixed or variable annuity payments, or a
                       combination of both, for life or for a specified period of years. You can choose monthly, quarterly, semiannual or annual payments. We'll make the income payments to your designated payee.

                       If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

                      ---------------------------------------------------------
The Death Benefit
                       The Contract provides a death benefit if the first
                       Owner or last surviving Annuitant dies during the
You'll find more       accumulation phase. Death benefit proceeds are payable
about the death        when we receive proof of death and payment
benefit starting on    instructions. To whom we pay a death benefit, and how we
page 26.               calculate the amount of the death benefit depends on
                       who dies first and the type of Contract you own.

These riders are
not available in       Enhanced Guaranteed Minimum Death Benefit Rider
all states. Ask        (Optional)
your registered
representative         The Enhanced Guaranteed Minimum Death Benefit Rider
about their current    ("EGMDBR") offers the potential for a larger death
availability status    benefit. You can buy the rider when you buy your
in your state of       Contract. You cannot buy the rider after you buy your
residence.             Contract.

                       Guaranteed Income Advantage Rider (Optional)

                       The Guaranteed Income Advantage Rider ("GIA Rider") offers a guaranteed income advantage annuity option. You may buy the GIA Rider on the Contract Date or on any Contract Anniversary.

AN OVERVIEW OF PACIFIC PORTFOLIOS

                       This section of the overview explains the fees and expenses associated with your Pacific Portfolios Contract.

                       . Contract Expenses are expenses that we deduct from
For information          your Contract. These expenses are fixed under the
about how Separate       terms of your Contract. Premium taxes or other taxes
Account A and Fund       may also apply to your Contract. We generally charge
expenses affect          premium taxes when you annuitize your Contract, but
accumulation units,      there may be other times when we charge them to your
see Financial            Contract instead. Please see your Contract for
Highlights on page       details.
34.
                       . Separate Account A Annual Expenses are expenses that
                         we deduct from the assets of each Variable Investment
                         Option. They are guaranteed not to increase under the terms of your Contract.

                       . Fees and Expenses Paid by the Pacific Select Fund
                         affect you indirectly if you choose a Variable Investment Option because they reduce Portfolio returns. They can vary from year to year. They are not fixed and are not part of the terms of your Contract.

                   ------------------------------------------------------------
Contract Expenses

                   Sales charge on Purchase Payments                  none
                   Maximum withdrawal charge, as a percentage of
                   Purchase Payments                                  7.0%/1/
                   Withdrawal transaction fee                         none/2/
                   Transfer fee                                       none/3/
                   Annual Fee                                       $40.00/4/
                   Annual Enhanced Death Benefit Charge if you buy
                   the Enhanced Guaranteed
                    Minimum Death Benefit Rider (calculated as a
                    percentage of the Contract Value)/5/
                     If the age of the youngest Annuitant on your
                     Contract Date is 65 or younger                   0.10%
                     If the age of the youngest Annuitant on your
                     Contract Date is 66 to 75                        0.30%
                   Annual Guaranteed Income Advantage Rider Charge
                   (calculated as a percentage of Contract
                   Value)/6/                                          0.30%

                  ------------------------------------------------------------
Separate Account A
Annual Expenses
(as a percentage of
the average daily
Account Value)

                  Mortality and Expense Risk Charge         1.25%/7/
                  Administrative Fee                        0.15%/7/
                                                            -----
                  Total Separate Account A Annual Expenses  1.40%
                                                            -----


                   /1/ The withdrawal charge may not apply or may be
                       reduced under certain circumstances. See
                       WITHDRAWALS and CHARGES, FEES AND DEDUCTIONS.
                   /2/ In the future, we may charge a fee of up to $15 for
                       any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS - Optional Withdrawals.

                   /3/ In the future, we may charge a fee of up to $15 for
                       any transfer over 15 that you make in a Contract Year. See HOW YOUR PAYMENTS ARE ALLOCATED - Transfers.

                   /4/ We deduct the Annual Fee on each Contract
                       Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

                   /5/ If you buy the Enhanced Guaranteed Minimum Death
                       Benefit Rider ("EGMDBR"), which is subject to state availability, we deduct this charge on each Contract Anniversary date that the rider is in effect and when you make a full withdrawal. See CHARGES, FEES AND DEDUCTIONS.

                   /6/ If you buy the Guaranteed Income Advantage Rider
                       ("GIA Rider"), which is subject to state availability, we deduct this charge on each Contract Anniversary date and the Annuity Date, and when you make a full withdrawal, if the GIA Rider is in effect on that date, or when you terminate the GIA Rider.

                   /7/ This is an annual rate. The daily rate is
                       calculated by dividing the annual rate by 365.
6

                      ---------------------------------------------------------
Fees and Expenses      The Pacific Select Fund pays advisory fees and other
Paid by                expenses. These are deducted from the assets of the
the Pacific Select     Fund's Portfolios and may vary from year to year. They
Fund                   are not fixed and are not part of the terms of your
                       Contract. If you choose a Variable Investment Option,
                       these fees and expenses affect you indirectly because
You'll find more       they reduce Portfolio returns.
about the Pacific
Select Fund            Advisory Fee
starting on page       Pacific Life is the investment adviser to the Fund. The
11, and in the         Fund pays an advisory fee to us for these services. The
Fund's Prospectus,     table below shows the advisory fee as an annual
which accompanies      percentage of each Portfolio's average daily net
this Prospectus.       assets.

                       Other Expenses

                       The table also shows the Fund expenses for each Portfolio in 1999. To help limit Fund expenses, we've agreed to waive all or part of our investment advisory fees or otherwise reimburse each Portfolio for expenses (not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed 0.25% of its average daily net assets. We do this voluntarily, but do not guarantee that we'll continue to do so after December 31, 2001. In 1999, Pacific Life reimbursed the Small-Cap Index Portfolio $96,949.

                   -------------------------------------------------------------
                   Portfolio         Advisory fee Other expenses Total expenses+
                   -------------------------------------------------------------
                                     As an annual % of average daily net assets
                   Aggressive
                    Equity               0.80          0.05           0.85
                   Emerging
                    Markets/1/           1.10          0.32           1.42
                   Diversified
                    Research/2/          0.90          0.05           0.95
                   Small-Cap Equity      0.65          0.05           0.70
                   International
                    Large-Cap/2/         1.05          0.15           1.20
                   Bond and Income       0.60          0.06           0.66
                   Equity                0.65          0.04           0.69
                   I-Net
                    Tollkeeper/2/        1.50          0.15           1.65
                   Multi-Strategy        0.65          0.05           0.70
                   Equity Income         0.65          0.05           0.70
                   Growth LT             0.75          0.04           0.79
                   Mid-Cap Value         0.85          0.12           0.97
                   Equity Index/3/       0.25          0.05           0.30
                   Small-Cap
                    Index/4/             0.50          0.44           0.94
                   REIT                  1.10          0.18           1.28
                   International
                    Value                0.85          0.16           1.01
                   Government
                    Securities           0.60          0.06           0.66
                   Managed Bond/1/       0.60          0.06           0.66
                   Money Market/1/       0.35          0.05           0.40
                   High Yield
                    Bond/1/              0.60          0.06           0.66
                   Large-Cap Value       0.85          0.12           0.97
                   -------------------------------------------------------------

                       /1/ Total net expenses for these Portfolios in 1999,
                           after deduction of an offset for custodian credits, were: 1.41% for Emerging Markets Portfolio, 0.65% for Managed Bond Portfolio, 0.39% for Money Market Portfolio, and 0.65% for High Yield Bond Portfolio.

                       /2/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these Portfolios in 1999 because the Portfolios started after December 31, 1999.

                       /3/ The advisory fee for the Equity Index Portfolio has
                           been adjusted to reflect the advisory fee increase effective January 1, 2000. The actual advisory fee, and total net expenses for this Portfolio in 1999 after deduction of an offset for custodian credit, were 0.16% and 0.20%, respectively.

                       /4/ Total net expenses for the Small-Cap Index
                           Portfolio in 1999, after the advisor's
                           reimbursement and deduction of an offset for custodian credits, were 0.75%.

                       + The Fund has adopted a brokerage enhancement 12b-1 plan, under which brokerage transactions may be placed with broker-dealers in return for credits or other compensation that may be used to help promote distribution of Fund shares. There are no fees or charges to any Portfolio under this plan, although the Fund's distributor may defray expenses of up to approximately $300,000 for the year 2000, which it might otherwise incur for distribution. If such defrayed amount were considered a Fund expense, it would represent approximately .0023% or less of any Portfolio's average daily net assets.

AN OVERVIEW OF PACIFIC PORTFOLIOS

                      ---------------------------------------------------------
Examples
                       The following table shows the expenses you would pay on each $1,000 you invested if, at the end of each period, you: annuitized your Contract; surrendered your Contract and withdrew the Contract Value, or did not annuitize or surrender, but left the money in your Contract.

                       These examples assume the following:

                      . the Contract Value starts at $45,000

                      . the Investment Options have an annual return of 5%

                      . the Annual Fee is deducted even when the Contract
                        Value goes over $50,000 and a waiver would normally apply.

                       without EGMDBR and GIA Rider reflects the expenses you would pay if you did not buy the optional Enhanced Guaranteed Minimum Death Benefit Rider ("EGMDBR") and the Guaranteed Income Advantage ("GIA") Rider.

                       with EGMDBR reflects the expenses you would pay if you bought the optional Enhanced Guaranteed Minimum Death Benefit Rider, but not the GIA Rider. These expenses depend on the age of the youngest Annuitant on the Contract Date.

                       with GIA Rider reflects the expenses you would pay if you bought the optional Guaranteed Income Advantage Rider, but not the Enhanced Guaranteed Minimum Death Benefit Rider.

                       with EGMDBR and GIA Rider reflects the expenses you would pay if you bought the optional Enhanced Guaranteed Minimum Death Benefit Rider and the Guaranteed Income Advantage Rider.

                       These examples do not show past or future expenses. Your actual expenses in any year may be more or less than those shown here.

                       --------------------------------------------------------

                                                                                     Expenses if you did
                                                                                     not annuitize or
                                           Expenses if you      Expenses if you      surrender, but left
                                           annuitized           surrendered          the money in your
                                           your Contract ($)    your Contract ($)    Contract ($)
                   --------------------------------------------------------------------------------------
                   Variable Account        1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                   --------------------------------------------------------------------------------------
                   Aggressive Equity
                   without EGMDBR and GIA
                   Rider                   87   73   125  266   87   127  152  266   24   73   125  266
                   with EGMDBR: age 0-65   88   76   130  276   88   130  157  276   25   76   130  276
                   with EGMDBR: age 66-75  90   82   140  296   90   136  167  296   27   82   140  296
                   with GIA Rider          90   82   140  296   90   136  167  296   27   82   140  296
                   with EGMDBR and GIA
                   Rider: age 0-65         91   85   145  306   91   139  172  306   28   85   145  306
                   with EGMDBR and GIA
                   Rider: age 66-75        93   91   155  325   93   145  182  325   30   91   155  325
                   --------------------------------------------------------------------------------------
                   Emerging Markets
                   without EGMDBR and GIA
                   Rider                   92   90   153  322   92   144  180  322   29   90   153  322
                   with EGMDBR: age 0-65   93   93   158  331   93   147  185  331   30   93   158  331
                   with EGMDBR: age 66-75  95   99   168  350   95   153  195  350   32   99   168  350
                   with GIA Rider          95   99   168  350   95   153  195  350   32   99   168  350
                   with EGMDBR and GIA
                   Rider: age 0-65         96   102  173  360   96   156  200  360   33   102  173  360
                   with EGMDBR and GIA
                   Rider: age 66-75        98   108  182  378   98   162  209  378   35   108  182  378
                   --------------------------------------------------------------------------------------
                   Diversified Research
                   without EGMDBR and GIA
                   Rider                   88   76   130  276   88   130  157  276   25   76   130  276
                   with EGMDBR: age 0-65   89   79   135  286   89   133  162  286   26   79   135  286
                   with EGMDBR: age 66-75  91   85   145  306   91   139  172  306   28   85   145  306
                   with GIA Rider          91   85   145  306   91   139  172  306   28   85   145  306
                   with EGMDBR and GIA
                   Rider: age 0-65         92   88   150  316   92   142  177  316   29   88   150  316
                   with EGMDBR and GIA
                   Rider: age 66-75        94   94   160  335   94   148  187  335   31   94   160  335
                   --------------------------------------------------------------------------------------
                   Small-Cap Equity
                   without EGMDBR and GIA
                   Rider                   85   68   117  251   85   122  144  251   22   68   117  251
                   with EGMDBR: age 0-65   86   71   122  261   86   125  149  261   23   71   122  261
                   with EGMDBR: age 66-75  88   77   132  281   88   131  159  281   25   77   132  281
                   with GIA Rider          88   77   132  281   88   131  159  281   25   77   132  281
                   with EGMDBR and GIA
                   Rider: age 0-65         89   81   137  291   89   135  164  291   26   81   137  291
                   with EGMDBR and GIA
                   Rider: age 66-75        91   87   147  311   91   141  174  311   28   87   147  311
                   --------------------------------------------------------------------------------------

                   --------------------------------------------------------------------------------------
                                                                                     Expenses if you did
                                                                                     not annuitize or
                                           Expenses if you      Expenses if you      surrender, but left
                                           annuitized           surrendered          the money in your
                                           your Contract ($)    your Contract ($)    Contract ($)
                   --------------------------------------------------------------------------------------
                   Variable Account        1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                   --------------------------------------------------------------------------------------
                   International Large-Cap
                   without EGMDBR and GIA
                   Rider                   90   83   142  301   90   137  169  301   27   83   142  301
                   with EGMDBR: age 0-65   91   86   147  310   91   140  174  310   28   86   147  310
                   with EGMDBR: age 66-75  93   92   157  330   93   146  184  330   30   92   157  330
                   with GIA Rider          93   92   157  330   93   146  184  330   30   92   157  330
                   with EGMDBR and GIA
                   Rider: age 0-65         94   95   162  339   94   149  189  339   31   95   162  339
                   with EGMDBR and GIA
                   Rider: age 66-75        96   101  172  358   96   155  199  358   33   101  172  358
                   --------------------------------------------------------------------------------------
                   Bond and Income
                   without EGMDBR and GIA
                   Rider                   85   68   117  251   85   122  144  251   22   68   117  251
                   with EGMDBR: age 0-65   86   71   122  261   86   125  149  261   23   71   122  261
                   with EGMDBR: age 66-75  88   77   132  281   88   131  159  281   25   77   132  281
                   with GIA Rider          88   77   132  281   88   131  159  281   25   77   132  281
                   with EGMDBR and GIA
                   Rider: age 0-65         89   81   137  291   89   135  164  290   26   80   137  291
                   with EGMDBR and GIA
                   Rider: age 66-75        91   87   147  311   91   141  174  311   28   87   147  311
                   --------------------------------------------------------------------------------------
                   Equity
                   without EGMDBR and GIA
                   Rider                   85   68   117  250   85   122  144  250   22   68   117  250
                   with EGMDBR: age 0-65   86   71   122  260   86   125  149  260   23   71   122  260
                   with EGMDBR: age 66-75  88   77   132  280   88   131  159  280   25   77   132  280
                   with GIA Rider          88   77   132  280   88   131  159  280   25   77   132  280
                   with EGMDBR and GIA
                   Rider: age 0-65         89   80   137  290   89   134  164  290   26   80   137  290
                   with EGMDBR and GIA
                   Rider: age 66-75        91   86   147  310   91   140  174  310   28   86   147  310
                   --------------------------------------------------------------------------------------
                   I-Net Tollkeeper
                   without EGMDBR and GIA
                   Rider                   95   97   164  343   95   151  191  343   32   97   164  343
                   with EGMDBR: age 0-65   96   100  169  353   96   154  196  353   33   100  169  353
                   with EGMDBR: age 66-75  98   106  179  371   98   160  206  371   35   106  179  371
                   with GIA Rider          98   106  179  371   98   160  206  371   35   106  179  371
                   with EGMDBR and GIA
                   Rider: age 0-65         99   109  184  380   99   163  211  380   36   109  184  380
                   with EGMDBR and GIA
                   Rider: age 66-75        101  115  193  398   101  169  220  398   38   115  193  398
                   --------------------------------------------------------------------------------------
                   Multi-Strategy
                   without EGMDBR and GIA
                   Rider                   85   68   117  251   85   122  144  251   22   68   117  251
                   with EGMDBR: age 0-65   86   71   122  261   86   125  149  261   23   71   122  261
                   with EGMDBR: age 66-75  88   77   132  281   88   131  159  281   25   77   132  281
                   with GIA Rider          88   77   132  281   88   131  159  281   25   77   132  281
                   with EGMDBR and GIA
                   Rider: age 0-65         89   81   137  291   89   135  164  291   26   81   137  291
                   with EGMDBR and GIA
                   Rider: age 66-75        91   87   147  311   91   141  174  311   28   87   147  311
                   --------------------------------------------------------------------------------------
                   Equity Income
                   without EGMDBR and GIA
                   Rider                   85   68   117  251   85   122  144  251   22   68   117  251
                   with EGMDBR: age 0-65   86   71   122  261   86   125  149  261   23   71   122  261
                   with EGMDBR: age 66-75  88   77   132  281   88   131  159  281   25   77   132  281
                   with GIA Rider          88   77   132  281   88   131  159  281   25   77   132  281
                   with EGMDBR and GIA
                   Rider: age 0-65         89   81   137  291   89   135  164  291   26   81   137  291
                   with EGMDBR and GIA
                   Rider: age 66-75        91   87   147  311   91   141  174  311   28   87   147  311
                   --------------------------------------------------------------------------------------
                   Growth LT
                   without EGMDBR and GIA
                   Rider                   86   71   122  260   86   125  149  260   23   71   122  260
                   with EGMDBR: age 0-65   87   74   127  270   87   128  154  270   24   74   127  270
                   with EGMDBR: age 66-75  89   80   137  290   89   134  164  290   26   80   137  290
                   with GIA Rider          89   80   137  290   89   134  164  290   26   80   137  290
                   with EGMDBR and GIA
                   Rider: age 0-65         90   83   142  300   90   137  169  300   27   83   142  300
                   with EGMDBR and GIA
                   Rider: age 66-75        92   89   152  320   92   143  179  320   29   89   152  320
                   --------------------------------------------------------------------------------------
                   Mid-Cap Value
                   without EGMDBR and GIA
                   Rider                   88   76   131  278   88   130  158  278   25   76   131  278
                   with EGMDBR: age 0-65   89   80   136  288   89   134  163  288   26   80   136  288
                   with EGMDBR: age 66-75  91   86   146  308   91   140  173  308   28   86   146  308
                   with GIA Rider          91   86   146  308   91   140  173  308   28   86   146  308
                   with EGMDBR and GIA
                   Rider: age 0-65         92   89   151  318   92   143  178  318   29   89   151  318
                   with EGMDBR and GIA
                   Rider: age 66-75        94   95   161  337   94   149  188  337   29   89   151  318
                   --------------------------------------------------------------------------------------
                   Equity Index
                   without EGMDBR and GIA
                   Rider                   81   56   96   209   81   110  123  209   18   56   96   209
                   with EGMDBR: age 0-65   82   59   102  219   82   113  129  219   19   59   102  219
                   with EGMDBR: age 66-75  84   65   112  241   84   119  139  241   21   65   112  241
                   with GIA Rider          84   65   112  241   84   119  139  241   21   65   112  241
                   with EGMDBR and GIA
                   Rider: age 0-65         85   68   117  251   85   122  144  251   22   68   117  251
                   with EGMDBR and GIA
                   Rider: age 66-75        87   75   127  272   87   129  154  272   24   75   127  272
                   --------------------------------------------------------------------------------------

AN OVERVIEW OF PACIFIC PORTFOLIOS


                   --------------------------------------------------------------------------------------
                                                                                     Expenses if you did
                                                                                     not annuitize or
                                           Expenses if you      Expenses if you      surrender, but left
                                           annuitized           surrendered          the money in your
                                           your Contract ($)    your Contract ($)    Contract ($)
                   --------------------------------------------------------------------------------------
                   Variable Account        1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                   --------------------------------------------------------------------------------------
                   Small-Cap Value
                   without EGMDBR and GIA
                   Rider                   88   76   129  275   88   130  156  275   25   76   129  275
                   with EGMDBR: age 0-65   89   79   134  285   89   133  161  285   26   79   134  285
                   with EGMDBR: age 66-75  91   85   144  305   91   139  171  305   28   85   144  305
                   with GIA Rider          91   85   144  305   91   139  171  305   28   85   144  305
                   with EGMDBR and GIA
                   Rider: age 0-65         92   88   149  315   92   142  176  315   29   88   149  315
                   with EGMDBR and GIA
                   Rider: age 66-75        94   94   159  334   94   148  186  334   31   94   159  334
                   --------------------------------------------------------------------------------------
                   REIT
                   without EGMDBR and GIA
                   Rider                   91   86   146  308   91   140  173  308   28   86   146  308
                   with EGMDBR: age 0-65   92   89   151  318   92   143  178  318   29   89   151  318
                   with EGMDBR: age 66-75  94   95   161  337   94   149  188  337   31   95   161  337
                   with GIA Rider          94   95   161  337   94   149  188  337   31   95   161  337
                   with EGMDBR and GIA
                   Rider: age 0-65         95   98   166  347   95   152  193  347   32   98   166  347
                   with EGMDBR and GIA
                   Rider: age 66-75        97   104  176  365   97   158  203  365   34   104  176  365
                   --------------------------------------------------------------------------------------
                   International Value
                   without EGMDBR and GIA
                   Rider                   88   78   133  282   88   132  160  282   25   78   133  282
                   with EGMDBR: age 0-65   89   81   138  292   89   135  165  292   26   81   138  292
                   with EGMDBR: age 66-75  91   167  148  312   91   141  175  312   28   173  148  312
                   with GIA Rider          91   87   148  312   91   141  175  312   28   87   148  312
                   with EGMDBR and GIA
                   Rider: age 0-65         92   90   153  321   92   144  180  321   29   90   153  321
                   with EGMDBR and GIA
                   Rider: age 66-75        94   96   163  341   94   150  190  341   31   96   163  341
                   --------------------------------------------------------------------------------------
                   Government Securities
                   without EGMDBR and GIA
                   Rider                   85   67   115  247   85   121  142  247   22   67   115  247
                   with EGMDBR: age 0-65   86   70   120  257   86   124  147  257   23   70   120  257
                   with EGMDBR: age 66-75  88   76   130  277   88   130  157  277   25   76   130  277
                   with GIA Rider          88   76   130  277   88   130  157  277   25   76   130  277
                   with EGMDBR and GIA
                   Rider: age 0-65         89   79   135  287   89   133  162  287   26   79   135  287
                   with EGMDBR and GIA
                   Rider: age 66-75        91   85   145  307   91   139  172  307   28   85   145  307
                   --------------------------------------------------------------------------------------
                   Managed Bond
                   without EGMDBR and GIA
                   Rider                   85   67   115  247   85   121  142  247   22   67   115  247
                   with EGMDBR: age 0-65   86   70   120  257   86   124  147  257   23   70   120  257
                   with EGMDBR: age 66-75  88   76   130  277   88   130  157  277   25   76   130  277
                   with GIA Rider          88   76   130  277   88   130  157  277   25   76   130  277
                   with EGMDBR and GIA
                   Rider: age 0-65         89   79   135  287   89   133  162  287   26   79   135  287
                   with EGMDBR and GIA
                   Rider: age 66-75        91   85   145  307   91   139  172  307   28   85   145  307
                   --------------------------------------------------------------------------------------
                   Money Market
                   without EGMDBR and GIA
                   Rider                   82   59   102  219   82   113  129  219   19   59   102  219
                   with EGMDBR: age 0-65   83   62   107  230   83   116  134  230   20   62   107  230
                   with EGMDBR: age 66-75  85   68   117  251   85   122  144  251   22   68   117  251
                   with GIA Rider          85   68   117  251   85   122  144  251   22   68   117  251
                   with EGMDBR and GIA
                   Rider: age 0-65         86   72   122  261   86   126  149  261   23   72   122  261
                   with EGMDBR and GIA
                   Rider: age 66-75        88   78   132  282   88   132  159  282   25   78   132  282
                   --------------------------------------------------------------------------------------
                   High Yield Bond
                   without EGMDBR and GIA
                   Rider                   85   67   115  247   85   121  142  247   22   67   115  247
                   with EGMDBR: age 0-65   86   70   120  257   86   124  147  257   23   70   120  257
                   with EGMDBR: age 66-75  88   76   130  277   88   130  157  277   25   76   130  277
                   with GIA Rider          88   76   130  277   88   130  157  277   25   76   130  277
                   with EGMDBR and GIA
                   Rider: age 0-65         89   79   135  287   89   133  162  287   26   79   135  287
                   with EGMDBR and GIA
                   Rider: age 66-75        91   85   145  307   91   139  172  307   28   85   145  307
                   --------------------------------------------------------------------------------------
                   Large-Cap Value
                   without EGMDBR and GIA
                   Rider                   88   76   131  278   88   130  158  278   25   76   131  278
                   with EGMDBR: age 0-65   89   80   136  288   89   134  163  288   26   80   136  288
                   with EGMDBR: age 66-75  91   86   146  308   91   140  173  308   28   86   146  308
                   with GIA Rider          91   86   146  308   91   140  173  308   28   86   146  308
                   with EGMDBR and GIA
                   Rider: age 0-65         92   89   151  318   92   143  178  318   29   89   151  318
                   with EGMDBR and GIA
                   Rider: age 66-75        94   95   161  337   94   149  188  337   31   95   161  337
                   --------------------------------------------------------------------------------------

                            YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options, the Fixed Option, the DCA Plus Fixed Option and among the three Guarantee Terms under the Guaranteed Interest Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio's investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

                                                         Primary Investments
   Portfolio               Objective                 (under normal circumstances)         Portfolio Manager
--------------------------------------------------------------------------------------------------------------
Aggressive       Capital appreciation.         Equity securities of small emerging-     Alliance Capital
 Equity                                        growth companies and medium-sized        Management L.P.
                                               companies.
--------------------------------------------------------------------------------------------------------------
Emerging         Long-term growth of capital.  Equity securities of companies that are  Alliance Capital
 Markets                                       located in countries generally regarded  Management L.P.
                                               as "emerging market" countries.
--------------------------------------------------------------------------------------------------------------
Diversified      Long-term growth of capital.  Equity securities of U.S. companies and  Capital Guardian
 Research                                      securities whose principal markets are   Trust Company
                                               in the U.S.
--------------------------------------------------------------------------------------------------------------
Small-Cap        Growth of capital.            Equity securities of smaller and medium- Capital Guardian
 Equity                                        sized companies.                         Trust Company
 (formerly
 called Growth)
--------------------------------------------------------------------------------------------------------------
International    Long-term growth of capital.  Equity securities of non-U.S. companies  Capital Guardian
 Large-Cap                                     and securities whose principal markets   Trust Company
                                               are outside of the U.S.
--------------------------------------------------------------------------------------------------------------
Bond and Income  Total return and income       A wide range of fixed income securities  Goldman Sachs
                 consistent with prudent       with varying terms to maturity, with an  Asset Management
                 investment management.        emphasis on long-term bonds.
--------------------------------------------------------------------------------------------------------------
Equity           Capital appreciation. Current Equity securities of large U.S. growth-  Goldman Sachs
                 income is of secondary        oriented companies.                      Asset Management
                 importance.
--------------------------------------------------------------------------------------------------------------
I-Net            Long-term growth of capital.  Equity securities of companies which     Goldman Sachs
 Tollkeeper                                    use, support, or relate directly or      Asset Management
                                               indirectly to use of the Internet. Such
                                               companies include those in the media,
                                               telecommunications, and technology
                                               sectors.
--------------------------------------------------------------------------------------------------------------
Multi-Strategy   High total return.            A mix of equity and fixed income         J.P. Morgan Investment
                                               securities.                              Management Inc.
--------------------------------------------------------------------------------------------------------------
Equity Income    Long-term growth of capital   Equity securities of large and medium-   J.P. Morgan Investment
                 and income.                   sized dividend-paying U.S. companies.    Management Inc.
--------------------------------------------------------------------------------------------------------------
Growth LT        Long-term growth of capital   Equity securities of a large number of   Janus Capital
                 consistent with the           companies of any size.                   Corporation
                 preservation of capital.
--------------------------------------------------------------------------------------------------------------
Mid-Cap Value    Capital appreciation.         Equity securities of medium-sized U.S.   Lazard Asset
                                               companies believed to be undervalued.    Management
--------------------------------------------------------------------------------------------------------------
Equity Index     Investment results that       Equity securities of companies that are  Mercury Asset
                 correspond to the total       included in the Standard & Poor's 500    Management US
                 return of common stocks       Composite Stock Price Index.
                 publicly traded in the U.S.
--------------------------------------------------------------------------------------------------------------
Small-Cap Index  Investment results that       Equity securities of companies that are  Mercury Asset
                 correspond to the total       included in the Russell 2000 Small Stock Management US
                 return of an index of small   Index.
                 capitalization companies.
--------------------------------------------------------------------------------------------------------------
REIT             Current income and long-term  Equity securities of real estate         Morgan Stanley
                 capital appreciation.         investment trusts.                       Asset Management
--------------------------------------------------------------------------------------------------------------
International    Long-term capital             Equity securities of companies of any    Morgan Stanley
 Value           appreciation primarily        size located in developed countries      Asset Management
 (formerly       through investment in equity  outside of the U.S.
 called          securities of corporations
 International)  domiciled in countries other
                 than the U.S.
--------------------------------------------------------------------------------------------------------------
Government       Maximize total return         Fixed income securities that are issued  Pacific Investment
 Securities      consistent with prudent       or guaranteed by the U.S. government,    Management Company
                 investment management.        its agencies or government-sponsored
                                               enterprises.
--------------------------------------------------------------------------------------------------------------
Managed Bond     Maximize total return         Medium and high-quality fixed income     Pacific Investment
                 consistent with prudent       securities with varying terms to         Management Company
                 investment management.        maturity.
--------------------------------------------------------------------------------------------------------------
Money Market     Current income consistent     Highest quality money market instruments Pacific Life
                 with preservation of capital. believed to have limited credit risk.
--------------------------------------------------------------------------------------------------------------
High Yield Bond  High level of current income. Fixed income securities with lower and   Pacific Life
                                               medium-quality credit ratings and
                                               intermediate to long terms to maturity.
--------------------------------------------------------------------------------------------------------------
Large-Cap Value  Long-term growth of capital.  Equity securities of large U.S.          Salomon Brothers Asset
                 Current income is of          companies.                               Management Inc
                 secondary importance.
--------------------------------------------------------------------------------------------------------------

The Fund's board of trustees has approved a proposed reorganization of the Bond and Income Portfolio into the Managed Bond Portfolio, subject to the approval of the shareholders of the Bond and Income Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place in the summer of 2000. If the reorganization occurs, shareholders of the Bond and Income Portfolio would become shareholders of the Managed Bond Portfolio, and this Bond and Income Portfolio would cease to exist.

The Investment Adviser

We are the investment adviser for the Fund. We and the Fund have retained other portfolio managers, supervised by us, for 19 of the Portfolios.

Variable Investment Option Performance

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although the Subaccounts were established January 2, 1996 and have no historical performance prior to that date, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes and/or other taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium and/or other taxes; data that do not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500), and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our claims paying ability that are produced by rating agencies and organizations.

Your Fixed Option, DCA Plus Fixed Option and GIOs

The Fixed Option, the DCA Plus Fixed Option and the GIOs each offer you a guaranteed minimum interest rate on the amounts you allocate to these Options. Amounts you allocate to these Options, and your earnings credited are held in our General Account. Subject to state availability, the GIOs are available in three-, six-, and ten-year terms. If you annuitize, transfer or withdraw amounts allocated to a GIO before its Guarantee Term has expired, these amounts are adjusted by the MVA. For more detailed information about these Options, see THE GENERAL ACCOUNT section in this Prospectus.

                            PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Purchase Payment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060. If your application and payment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Purchase Payment for more than five Business Days without your permission.

You may also purchase a Contract by exchanging your existing Contract. You must submit all contracts to be exchanged when you submit your application. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint and Contingent Owners, for which a Contract will be issued is 85. The Contract Owner's age is calculated as of his or her age last birthday. If the sole Contract Owner or sole Annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any premiums we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

Purchasing the Enhanced Guaranteed Minimum Death Benefit Rider (Optional)

If you purchase the Enhanced Guaranteed Minimum Death Benefit Rider (the "EGMDBR") (subject to state availability) at the time your application is completed, we charge an annual Enhanced Death Benefit Charge on each Contract Anniversary prior to the Annuity Date that the EGMDBR remains in effect. The Charge will be equal to the pertinent percentage, as described below, multiplied by the Contract Value on the day the charge is deducted. The Charge percentage is equal to 0.10% if the youngest Annuitant's age is 65 or younger on the Contract Date and 0.30% if the youngest Annuitant's age is 66 through 75 on the Contract Date. We deduct this Charge from your Contract Value allocated to your Investment Options on a pro-rata basis. However, any portion of the Charge we deduct from the Fixed Option, the DCA Plus Fixed Option, and the GIOs will not be greater than the interest credited to each of these Options, respectively, in excess of the annual rate of 3%. If you make a full withdrawal of your Net Contract Value during a Contract Year, we will deduct the entire Charge for that Contract Year from the final payment made to you.

The EGMDBR may only be purchased on the Contract Date and will remain in effect until the earlier of (a) the full withdrawal of the amount available for withdrawal under the Contract, (b) a death benefit becomes payable under the Contract, (c) any termination of the Contract in accordance with the provisions of the Contract, or (d) the Annuity Date. The EGMDBR may not otherwise be cancelled. The EGMDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date.

Purchasing the Guaranteed Income Advantage Rider (Optional)

Subject to state availability, you may purchase the GIA Rider on the Contract Date or on any Contract Anniversary. You may purchase the GIA Rider only if the age of each Annuitant is 80 years or younger on the date the GIA Rider is purchased. The GIA Rider will remain in effect until the earlier of:

  .a full withdrawal of the amount available for withdrawal under the Contract;

  .a death benefit becomes payable under the Contract;

  .any termination of the Contract in accordance with the terms of the Contract;

  .the Annuity Date; or

  .termination of the GIA Rider.

You may terminate the GIA Rider on the fifth Contract Anniversary or on any later Contract Anniversary.

Making Your Purchase Payments

Making Your Initial Payment

Your initial Purchase Payment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan ("PAC"), which allows you to pay in equal monthly installments over one year (at least $400 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000.

Making Additional Payments

You may choose to invest additional amounts in your Contract at any time. Each additional Purchase Payment must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. See APPENDIX A: STATE LAW VARIATIONS.

Forms of Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. You may also make additional PAC Purchase Payments via electronic funds transfer. All checks must be drawn on U.S. funds. If you make Purchase Payments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during your "Free Look" period may be delayed until your check has cleared.

                        HOW YOUR PAYMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Purchase Payments among 20 of the Subaccounts, the GIOs, the Fixed Option and, if available in your state of issue, if you elect DCA Plus, the DCA Plus Fixed Option. The Bond and Income Investment Option is only available for Contract Value attributable to Purchase Payments made before May 1, 2000. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective on your Contract Date. Each additional Purchase Payment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS--Short-Term Cancellation Right ("Free Look") section. We reserve the right, in the future, to require that your allocation to any particular Investment Option meet a certain minimum amount. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is issued. If your initial Purchase Payment is received from multiple sources, we will consider them all your initial Purchase Payment.

Investing in Variable Investment Options

Each time you allocate your investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the "Unit Value" of one Unit of that Subaccount.

  Example: You allocate $600 to the Government Securities Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Government Securities Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your investment allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day. The SAI contains a detailed discussion of these calculations.

When Your Investment is Effective

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Purchase Payment is ordinarily effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Purchase Payment in proper form. See ADDITIONAL INFORMATION--Inquiries and Submitting Forms and Requests.

Transfers

Once your Payments are allocated to the Investment Options you selected, you may transfer your Contract Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA

Plus Fixed Option except that the Bond and Income Investment Option is only available for Contract Value attributable to Purchase Payments made before May 1, 2000. Contract Value attributable to Purchase Payments made before May 1, 2000 may continue to be transferred to and from this Investment Option. Certain restrictions apply to the Fixed Option, the DCA Plus Fixed Option and GIOs. See THE GENERAL ACCOUNT--Withdrawals and Transfers. Transfer requests are normally effective on the Business Day we receive them in proper form.

No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year. Transfers under the dollar cost averaging and earnings sweep options (but not those under the DCA Plus and the portfolio rebalancing options described below) are counted toward your total transfers in a Contract Year. Any such fee would be charged against your Investment Options proportionately, based on your relative Account Value in each immediately after the transfer.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than the minimum amount, we may transfer that remaining amount to your other Investment Options in the proportions specified in your current allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. We also reserve the right (unless otherwise required by law) to limit the size of transfers, to limit the number and frequency of transfers, to restrict transfers, and to suspend transfers. We reserve the right to reject any transfer request.

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after annuitization are limited to four in any twelve-month period. See THE GENERAL ACCOUNT--Withdrawals and Transfers in the Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

Automatic Transfer Options

We offer four automatic transfer options: DCA Plus, dollar cost averaging, portfolio rebalancing and earnings sweep. There is no charge for these options, although transfers under the dollar cost averaging and earnings sweep options are counted towards your total transfers in a Contract Year.

DCA Plus

DCA Plus provides a way for you to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) over a period of up to one year. This allows you to average the Unit Values of the Variable Investment Option(s) over time, and may permit a "smoothing" of abrupt peaks and drops in Unit Values.

Prior to the Annuity Date, you may allocate all or a portion of your Purchase Payment(s) to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. You may not transfer any amounts to the DCA Plus Fixed Option from any other Investment Option. All Purchase Payments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The day that the first Purchase Payment allocation is made to the DCA Plus Fixed Option will begin a Guaranteed Term of 6 months and a period of 6 monthly transfers. On the same day of each month thereafter, we will transfer to the Variable Investment Options you selected an amount equal to your DCA Plus Fixed Option Value on that day divided by the remaining number of monthly transfers in the Guaranteed Term.

  Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00%. On June 1, the value of the DCA Plus Fixed Option is

  $10,041.52. On June 1, a transfer equal to $1,673.59 ($10,041.52/6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is therefore $8,367.93.

  On July 1, your DCA Plus Fixed Option Value has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56/5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you may allocate all or a part of additional Purchase Payments to the DCA Plus Fixed Option, provided such allocations are at least $250. Each such allocation will be transferred to the Variable Investment Options you selected over the remaining Guarantee Term. Transfers will be made proportionately from the DCA Plus Fixed Option Value attributed to each Purchase Payment allocation.

  Example: (Using the previous example): On July 15, you allocate an additional $5,000 to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30/4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.73.

The minimum amount for the DCA Plus monthly transfer is $250. If a monthly DCA Plus transfer amount is less than $250, we may transfer your entire DCA Plus Fixed Option Value to the Variable Investment Options according to your most recent DCA Plus transfer instructions and automatically terminate your DCA Plus. DCA Plus transfers must be made on a monthly basis to the Variable Investment Options; you may not choose to transfer other than monthly nor may you transfer to either the Fixed Option or any of the GIOs under DCA Plus.

Unless otherwise instructed, any additional Purchase Payment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent Purchase Payment allocation instructions. If we receive any additional Purchase Payments after your DCA Plus ends and you have not changed your Purchase Payment allocation instructions, the portion of additional Purchase Payments that you had instructed us to allocate to the DCA Plus Fixed Option under DCA Plus will be allocated to the Variable Investment Options in the same proportion you had elected under DCA Plus.

When your DCA Plus program ends you may request, in a form satisfactory to us, to establish a new DCA Plus program subject to our minimum allocation requirements.

Your DCA Plus program automatically ends at the end of your DCA Plus Guarantee Term. If we do not receive completed DCA Plus transfer instructions in proper order by the time your first DCA Plus transfer is due, your DCA Plus will be automatically terminated at the time and your DCA Plus Fixed Account Value will be transferred to the Fixed Option at the Fixed Option's then current Guaranteed Interest Rate, unless you provide us with other transfer instructions. You may request, in a form satisfactory to us, termination of your DCA Plus program at any time. Upon our receipt of such request, or when death benefit proceeds become payable, any remaining balance in your DCA Plus Fixed Option will be transferred to the Fixed Option at the Fixed Option's then current Guaranteed Interest Rate, unless you instruct us to transfer such amounts to other Investment Options. On your Annuity Date any net amount converted to an annuity from your DCA Plus Fixed Option will be applied to a fixed annuity and will be held in our General Account, unless you instruct us otherwise.

You may have only one DCA Plus program in effect at any given time. DCA Plus may not be used concurrently with our dollar cost averaging program. Further, the DCA Plus Fixed Option is not available for use with any of our other systematic transfer programs; i.e., dollar cost averaging, portfolio rebalancing or earnings sweep.

We reserve the right to change the terms and conditions of DCA Plus, but not a DCA Plus program you already have in effect.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities' prices over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Variable Investment Option with an Account Value of at least $5,000 to one or more other Variable Investment Options. Each transfer must be for at least $250. The DCA Plus Fixed Option and GIOs are not available for dollar cost averaging. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option, DCA Plus Fixed Option and GIOs are not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                          CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge; this charge may apply to amounts you withdraw under your Contract, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on (i) amounts annuitized after the first Contract Year, (ii) payments of death benefits, (iii) withdrawals by Contract Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or, (iv) subject to medical evidence satisfactory to us, after the first Contract Anniversary, full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

Free Withdrawals

We will not impose a withdrawal charge on withdrawals of your Earnings, or on withdrawals of amounts held under your Contract for at least six Contract Years. In addition, during each Contract Year we will not impose a withdrawal charge on your withdrawal of up to 10% of your remaining Purchase Payments at the beginning of the Contract Year that would otherwise be subject to the withdrawal charge plus up to 10% of any additional Purchase Payments received during the Contract Year. Our calculations of the withdrawal charge deduct this "free 10%" from your "oldest" Purchase Payment that is still otherwise subject to the charge.

  Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year
  2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300 (all attributable to Purchase Payments). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

How the Charge is Determined

The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since that payment was effective. A Purchase Payment is "one year old" or has an "age of one" from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your Payment will have an "age of two", and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the "age" of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

    "Age" of Payment                                      Withdrawal
        in Years                                            Charge
    ----------------                                      ----------
           1............................................      7%
           2............................................      7%
           3............................................      6%
           4............................................      5%
           5............................................      3%
           6............................................      1%
           7 or more....................................      0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the "oldest" Payment withdrawn first. The withdrawal charge will be deducted proportionally among all Investment Options from which the withdrawal occurs. Any applicable Annual Fee will be deducted after the withdrawal charge is calculated. In addition, amounts you withdraw from your GIO(s) will be subject to the MVA. See THE GENERAL ACCOUNT--Withdrawals and Transfers.

We pay sales commissions and other expenses associated with promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge. Broker-dealers may receive aggregate commissions of up to 6.75% of your aggregate Purchase Payments.

Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR PAYMENTS ARE ALLOCATED--Transfers. However, amounts transferred from a GIO before its Guarantee Term has expired are subject to the MVA. See THE GENERAL ACCOUNT-- Withdrawals and Transfers and GIOs.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Purchase Payments at the time your payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Purchase Payments ("premium taxes") on your behalf, we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, "premium taxes" include any state or local premium taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of payments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Currently, we do not impose any such charges.

Annual Fee

We will charge you an Annual Fee of $40 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value, if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

Waivers and Reduced Charges

We may agree to reduce or waive the withdrawal charge or the Annual Fee, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. (formerly known as Pacific Mutual Distributors, Inc.). Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person's Contract when we apply the Purchase Payments. We may also agree to waive minimum Purchase Payment requirements for Eligible Persons.

We will only reduce or waive withdrawal or other charges, reduce or waive minimums, or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

If you are an Eligible Person, you will not keep any amounts credited if you return your Contract during the Free Look Period as described under WITHDRAWALS--Short-Term Cancellation Right ("Free Look").

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate of 1.25% of each Subaccount's assets; this charge may not be increased for the duration of your Contract.

The Risk Charge will stop at annuitization if you select a fixed annuity; the Risk Charge will continue after annuitization if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate of 0.15% of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after annuitization if you choose any variable annuity.

Annual Enhanced Guaranteed Minimum Death Benefit Rider Charge (Optional Rider)

If you purchase the Enhanced Guaranteed Minimum Death Benefit Rider, we charge an annual Enhanced Death Benefit Charge which is described under PURCHASING YOUR CONTRACT--Purchasing the Enhanced Guaranteed Minimum Death Benefit Rider (Optional).

Annual Guaranteed Income Advantage Charge (Optional Rider)

If you purchase the GIA Rider, we deduct annually a Guaranteed Income Advantage Charge ("GIA Charge") for expenses related to the GIA Rider. The GIA Charge is equal to 0.30% multiplied by your Contract Value on the date the Charge is deducted.

We will deduct the GIA Charge from your Investment Options on a proportionate basis:

  .on each Contract Anniversary the GIA Rider remains in effect;

  .on the Annuity Date, if the GIA Rider is still in effect;

  .when the GIA Rider is terminated.

Any portion of the GIA Charge we deduct from the Fixed Option, the DCA Plus Fixed Option and the Guaranteed Interest Options ("GIOs") will not be greater than the annual interest credited in excess of 3%. If you terminate the GIA Rider, we will charge your Contract for the annual GIA Charge on the effective date of termination. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire GIA Charge for the Contract Year in which you make the full withdrawal from the final payment made to you.

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund's fees and expenses are described in detail in the Fund's Prospectus and in its SAI.

                     RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you must choose a sole Annuitant or two Joint Annuitants. We will send the annuity payments to the payee that you designate. If you are buying a Qualified Contract, you must be the sole Annuitant; if you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant; more information on these options is provided in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued; however, if you are buying a Qualified Contract, you may add a Joint Annuitant at the time of annuitization. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (primary, joint or contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

You may choose both your Annuity Date (or "Annuity Start Date") and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable MVAs, and any applicable charge for premium taxes and/or other taxes, (the "Conversion Amount"), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any applicable MVA, any Annual Fee and any Enhanced Death Benefit Charge. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

Choosing Your Annuity Date ("Annuity Start Date")

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your old Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date: If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday however, to meet IRS minimum distribution rules, your Annuity Date may need to be earlier; if you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 95th birthday; if you have Joint Annuitants and a Qualified Contract, your Annuity Date cannot be later than your own 95th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See FEDERAL TAX STATUS.

You should carefully review the Annuity Options with your financial tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify under Section 401 or 408 of the Code, annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire.

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of annuity payments under Annuity Options 1 and 4 generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Options 2 and 3, if the secondary or other Annuitant is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you call your tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant's 95th birthday or your younger Joint Annuitant's 95th birthday, whichever applies; however some states' laws may require a different Annuity Date. Certain Qualified Plans may require annuitization to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any applicable MVA, and/or charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option, DCA Plus Fixed Option Value and GIO Value will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant.

Choosing Your Annuity Option

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount, subject to state availability. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after annuitization.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under the Fixed Option, DCA Plus Fixed Option or GIOs).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

  1. Life Only. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies). Payments stop when the Annuitant dies.

  2. Life with Period Certain. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies), with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments, if living; otherwise the Owner, if living; otherwise the Owner's estate.

  3. Joint and Survivor Life. Periodic payments are made during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are made to the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

  4. Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments, if living; otherwise the Owner, if living; otherwise the Owner's estate.

For Contracts issued in connection with a Qualified Plan, please refer to the discussion above under "Choosing Your Annuity Date". If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employment Retirement Income Security Act of 1974 ("ERISA"), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Guaranteed Income Advantage Annuity Option

If you purchase the GIA Rider (subject to state availability), you may choose any of the Annuity Options described above, or you may choose the Guaranteed Income Advantage Annuity Option if 10 years have passed since the GIA Rider was purchased and the GIA Rider is still in effect. You must choose fixed annuity payments under this Guaranteed Income Advantage Annuity Option.

The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option will be based on the higher of the Guaranteed Income Base or the Enhanced Income Base, which are described below.

1. Guaranteed Income Base--If you purchase the GIA Rider on the Contract Date, the Guaranteed Income Base is equal to the Purchase Payments less an adjustment for each withdrawal, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to a withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges and MVAs, to the Contract Value immediately prior to withdrawal.

  If you purchase the GIA Rider on a Contract Anniversary after the Contract Date, the Guaranteed Income Base is equal to the Contract Value on the date the GIA Rider is purchased, plus all Purchase Payments made after the GIA Rider is purchased, less an adjustment for each withdrawal occurring after the GIA was elected, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges and MVAs to the Contract Value immediately prior to the withdrawal.

  The effective annual rate of interest will take into account the timing of when each Purchase Payment and withdrawal occurred. We accomplish this by applying a daily factor of 1.000133681 to each day's Guaranteed Income Base balance. The 5% effective annual rate of interest will stop accruing as of the earlier of:

  . the Contract Anniversary following the date the youngest Annuitant reaches his or her 80th birthday;

  . a full withdrawal of the amount available for withdrawal under the Contract;

  . a death benefit becomes payable under the Contract;

  . any termination of the Contract in accordance with the provisions of the Contract;

  . the Annuity Date; or

  . termination of the GIA Rider.

On the Annuity Date, the net amount we apply to the annuity payments will be the Guaranteed Income Base reduced by any remaining withdrawal charges associated with additional Purchase Payments added to the Contract, any MVAs, any applicable state premium tax, and any outstanding Contract Debt.

2. Enhanced Income Base--The Enhanced Income Base is equal to:

  . the Net Contract Value on the Annuity Date;

  . less the sum of all Purchase Payments applied to the Contract in the 12 months prior to the Annuity Date.

  On the Annuity Date, the net amount we apply to the annuity payments will be the Enhanced Income Base reduced by any withdrawal charges, MVAs, and any applicable state premium tax.

The structure of the annuity payments that may be elected under the Guaranteed Income Advantage Annuity Option are:

  . 15 years or more Period Certain;

  . Life;

  . Joint and Survivor Life;

  . Life with 10 Years or More Period Certain.

If you elect the Guaranteed Income Advantage ("GIA") Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option by any remaining withdrawal charges. The rider contains annuity tables for each GIA Annuity Option available.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Your Annuity Payments

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in our table. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

Death Benefits

Death benefit proceeds may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. The amount of the death benefit will be paid according to the Death Benefit Proceeds section below.

The "Notice Date" is the day on which we receive proof (in proper form) of death and instructions regarding payment of death benefit proceeds.

Death Benefit Proceeds

The proceeds of any death benefit payable will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death proceeds. Such proceeds will equal the amount of the death benefit reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an annuity, or in accordance with IRS regulations (see Death of Owner Distribution Rules). Any such annuity is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Death of Owner Distribution Rules

If a Contract Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under this Contract must begin distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

If the Contract Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate.

If the Contract Owner was an Annuitant, the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate. A sole designated recipient who is the Contract Owner's spouse may elect to become the Contract Owner (and sole Annuitant if the deceased Contract Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Date. A Joint or Contingent Owner who is the designated recipient but not the Contract Owner's spouse may not continue the Contract, but may purchase a new Contract.

If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be (a) the Contract Value if the non-individual Owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or (b) the Contract Value less any Annual Fee, any Enhanced Death Benefit Charge, and any withdrawal transaction fee, any charges for withdrawals, and/or premium taxes and/or other taxes, if the non-individual Owner elects a cash distribution. The amount of the death benefit will be determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

Qualified Plan Death of Annuitant Distribution Rules

Under Internal Revenue Service regulations, if the Contract is owned under a Qualified Plan as defined in Section 401, 403, 408, 408A, or 457 of the Code and the Annuitant dies before the commencement of distributions, the payment of any death benefit must be made to the designated recipient no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant's death falls. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive the Annuitant's interest in the Contract in equal or substantially equal installments over a period not exceeding the lifetime or life expectancy of the designated recipient. If the designated recipient elects the installment payment option, the Internal Revenue Service regulations provide that payments must begin no later than December 31 of the calendar year which follows the calendar year in which the Annuitant died. However, (except in the case of a Roth IRA) if the designated recipient is the spouse of the Annuitant at the time of the Annuitant's death ("surviving spouse"), then, under the regulations, payments under the installment payment option must begin no later than December 31 of the calendar year in which the Annuitant would have reached age 70 1/2.

Under our administrative procedures, payments must commence no later than the first anniversary of the death of the Annuitant; however, if the designated recipient is the surviving spouse and if the surviving spouse elects to defer the commencement of installment payments beyond the first anniversary of the Annuitant's death, the surviving spouse will be deemed to continue the contract as the sole Annuitant and will not be entitled to death benefit proceeds as a result of the death of the Annuitant; instead the Guaranteed Minimum Death Benefit Amount (defined below) and payment of any death benefit proceeds will be determined upon our receipt of proof of death and instructions regarding payment of the surviving spouse as sole Annuitant. Further, under our administrative procedures, if the installment payment (annuity) option election is not received by us in good order within 60 days of (or shorter period as we permit) our receipt of proof in proper form of the Annuitant's death or, if earlier, before the sixtieth day preceding (1) the first anniversary of the Annuitant's death or (2) the date on which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of distributions but before the Annuitant's entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant's death.

Death Benefit Amounts

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of (a) your Contract Value as of that day, or (b) your aggregate Purchase Payments, reduced by any applicable charges, and/or MVAs and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of each withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal. We calculate the Death Benefit Amount as of the Notice Date.

The Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant prior to the Annuity Date, and is determined as follows: First, we calculate what the Death Benefit Amount would have been as of your sixth Contract Anniversary and each Subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 76th birthday (each of these Contract Anniversaries is a "Milestone Date"). Subject to approval of insurance authorities in your state of issue, if your Contract is issued before the Annuitant's 75th birthday, we will calculate what the Death Benefit Amount would have been as of the Contract Anniversary immediately following the Annuitant's 75th birthday while the Annuitant is living (also a Milestone Date) even if such Milestone Date occurs before your sixth Contract Anniversary. This added feature will benefit Contracts where the Annuitant is from age 69 through 74 at the time the Contract is issued.

We then adjust the Death Benefit Amount for each Milestone Date by: (i) adding the aggregate amount of any Purchase Payments received by us since the Milestone Date; and (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount. Calculations of any Guaranteed Minimum Death Benefit are only made once death benefit proceeds become payable under your Contract.

Optional Enhanced Guaranteed Minimum Death Benefit Rider

If at the time your application is completed, you purchase the Enhanced Guaranteed Minimum Death Benefit Rider (the "EGMDBR") (subject to state availability), the Death Benefit Amounts stated above are replaced with the following:

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of (a) your Contract Value as of that day, or (b) your Purchase Payments less any withdrawals, including withdrawal charges and

MVAs, increased at an effective annual rate of 6% (and subject to a maximum of two times the aggregate Purchase Payments less any withdrawals, including withdrawal charges and MVAs). The 6% effective annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.000159654 to each day's balance. The 6% effective annual rate of growth will stop accruing as of the earlier of: (i) the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday; (ii) the date of death of the sole Annuitant; or (iii) the Annuity Date.

The Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant prior to the Annuity Date, and is determined as follows:

First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant's 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract Anniversary following the Annuitant's 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a "Milestone Date." We then adjust the Death Benefit Amount for each Milestone Date by: (i) adding the aggregate amount of any Purchase Payments received by us since that Milestone Date; and (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by Multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge and MVA, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts as of the Notice Date is your Guaranteed Minimum Death Benefit if the EGMDBR is purchased. Calculations of any Guaranteed Minimum Death Benefit are made only once death benefit proceeds become payable under your Contract.

The Amount of the Death Benefit: Death of Annuitant

If the sole Annuitant dies prior to the Annuity Date, the death benefit will be equal to (a) the Death Benefit Amount as of the Notice Date; or if applicable
(b) the "Guaranteed Minimum Death Benefit Amount" as of the Notice Date, if greater.

The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit is not yet payable. If there is no surviving Joint or Contingent Annuitant, the death benefit is payable to your Beneficiary, if living. To avoid the possibility of an adverse gift tax situation upon the death of a sole Annuitant with no living Beneficiary, the death benefit will be paid to the Owner or the Owner's estate.

If both the Owner and Annuitant die simultaneously, the death benefit proceeds will be paid to the Beneficiary, if living; if not, to the Owner's estate.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not the Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Owner's estate. See THE GENERAL ACCOUNT--Withdrawals and Transfers.

If a Contract Owner who is the Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the greater of (a) your Death Benefit Amount as of the Notice Date, or (b) the "Guaranteed Minimum

Death Benefit Amount" as of the Notice Date, and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the Beneficiary if living; if not, to the Owner's estate. Joint and/or Contingent Owners and/or Annuitants will not be considered in determining the recipient of death benefit proceeds.

If both you and the Annuitant(s) are non-individual persons, no death benefit will be payable, and any distribution will be treated as a withdrawal and subject to any applicable annual fee, withdrawal fee, withdrawal charge, charge for premium taxes and/or other taxes, and MVAs.

                                  WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than any minimum Account Value we may require in the future, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000 ($500 in Maryland, New Jersey and Texas), we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See GENERAL ACCOUNT--Withdrawals and Transfers.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, any Enhanced Death Benefit Charge, any withdrawal charge, any withdrawal transaction fee, and any charge for premium taxes and/or other taxes, and after application of the MVA, if appropriate. The amount we send to you (your "withdrawal proceeds") will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT--Withdrawals and Transfers.

You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a 10% penalty tax if you have not reached age 59 1/2. The GIOs are not available for pre-authorized withdrawals. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT-- Withdrawals and Transfers. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a "lost Contract affidavit."

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your
(a) separation from service, (b) death, (c) disability as defined in Section 72(m)(7) of the Code, (d) reaching age 59 1/2, or (e) hardship as defined for purposes of Section 401(k) of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a 10% penalty tax if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until your check clears.

Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX STATUS.

Short-Term Cancellation Right ("Free Look")

You may return your Contract for cancellation and a full refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund of your Contract Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract charges to pay for premium taxes and/or other taxes. Thus, an Owner who returns a Contract within the Free Look period bears only the investment risk on amounts attributable to Purchase Payments. If we credit additional amounts to your Contract as described in CHARGES, FEES, AND DEDUCTIONS--Waivers and Reduced Charges, if you return your Contract during the Free Look period you will not receive any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). You will receive any Contract fees and charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts.

Some states' laws and IRA Rules require us to refund your Purchase Payments instead of your Contract Value.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your contract is delivered.

                     PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations, and investment advisory services. At the end of 1999, we had over $101 billion of individual life insurance in force and total admitted assets of approximately $48.2 billion. We are ranked the 16th largest life insurance carrier in the U.S. in terms of 1999 admitted assets.

The Pacific Life family of companies has total assets under management of $315 billion. We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. ("PSD", formerly known as Pacific Mutual Distributors, Inc.), serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of us and PSD in the sale of the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets. The SAI presents more details about these ratings.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"), as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

                              FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

The information in the table for the period ended December 31, 1999 is included in the financial statements of Separate Account A which have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 1999.

                                         1999       1998      1997      1996
Aggressive Equity/1/
Subaccount Unit Value at beginning
 of period                                $12.19     $10.92    $10.67    $10.00
Subaccount Unit Value as of December
 31                                       $15.31     $12.19    $10.92    $10.67
Number of Subaccount Units
 outstanding at end of period         11,134,505  5,808,703 1,711,363   387,987
-------------------------------------------------------------------------------
Emerging Markets/1/
Subaccount Unit Value at beginning
 of period                                 $6.70      $9.28     $9.57    $10.00
Subaccount Unit Value as of December
 31                                       $10.14      $6.70     $9.28     $9.57
Number of Subaccount Units
 outstanding at end of period          6,758,343  3,975,851 1,342,086   240,607
-------------------------------------------------------------------------------
Small-Cap Equity (formerly
 Growth)/2/
Subaccount Unit Value at beginning
 of period                                $17.98        N/A       N/A       N/A
Subaccount Unit Value as of December
 31                                       $23.01        N/A       N/A       N/A
Number of Subaccount Units
 outstanding at end of period            837,054        N/A       N/A       N/A
-------------------------------------------------------------------------------
Bond and Income/3/
Subaccount Unit Value at beginning
 of period                                $12.07     $11.23     $9.79    $10.00
Subaccount Unit Value as of December
 31                                       $11.03     $12.07    $11.23     $9.79
Number of Subaccount Units
 outstanding at end of period          6,883,171  4,739,580   975,740   154,590
-------------------------------------------------------------------------------
Equity/3/
Subaccount Unit Value at beginning
 of period                                $18.85     $14.68    $12.59    $10.00
Subaccount Unit Value as of December
 31                                       $25.76     $18.85    $14.68    $12.59
Number of Subaccount Units
 outstanding at end of period         13,292,054  6,695,038 1,983,738   453,223
-------------------------------------------------------------------------------
Multi-Strategy/3/
Subaccount Unit Value at beginning
 of period                                $15.17     $13.01    $11.03    $10.00
Subaccount Unit Value as of December
 31                                       $16.01     $15.17    $13.01    $11.03
Number of Subaccount Units
 outstanding at end of period         12,744,327  8,073,603 1,830,504   294,936
-------------------------------------------------------------------------------
Equity Income/3/
Subaccount Unit Value at beginning
 of period                                $18.10     $14.78    $11.66    $10.00
Subaccount Unit Value as of December
 31                                       $20.22     $18.10    $14.78    $11.66
Number of Subaccount Units
 outstanding at end of period         26,156,874 14,764,834 4,189,318   743,123
-------------------------------------------------------------------------------
Growth LT/3/
Subaccount Unit Value at beginning
 of period                                $19.84     $12.71    $11.61    $10.00
Subaccount Unit Value as of December
 31                                       $38.74     $19.84    $12.71    $11.61
Number of Subaccount Units
 outstanding at end of period         24,739,519 10,966,264 3,826,332   950,317
-------------------------------------------------------------------------------
Mid-Cap Value/4/
Subaccount Unit Value at beginning
 of period                                $10.00        N/A       N/A       N/A
Subaccount Unit Value as of December
 31                                       $10.38        N/A       N/A       N/A
Number of Subaccount Units
 outstanding at end of period          3,539,541        N/A       N/A       N/A
-------------------------------------------------------------------------------
Equity Index/3/
Subaccount Unit Value at beginning
 of period                                $19.88     $15.69    $11.97    $10.00
Subaccount Unit Value as of December
 31                                       $23.64     $19.88    $15.69    $11.97
Number of Subaccount Units
 outstanding at end of period         28,123,841 15,518,412 4,460,482   757,175
-------------------------------------------------------------------------------
Small-Cap Index/4/
Subaccount Unit Value at beginning
 of period                                $10.00        N/A       N/A       N/A
Subaccount Unit Value as of December
 31                                       $11.77        N/A       N/A       N/A
Number of Subaccount Units
 outstanding at end of period          3,538,845        N/A       N/A       N/A
-------------------------------------------------------------------------------
REIT/4/
Subaccount Unit Value at beginning
 of period                                $10.00        N/A       N/A       N/A
Subaccount Unit Value as of December
 31                                        $9.86        N/A       N/A       N/A
Number of Subaccount Units
 outstanding at end of period          1,859,366        N/A       N/A       N/A
-------------------------------------------------------------------------------
International Value (formerly
 International)/3/
Subaccount Unit Value at beginning
 of period                                $13.29     $12.76    $11.84    $10.00
Subaccount Unit Value as of December
 31                                       $16.10     $13.29    $12.76    $11.84
Number of Subaccount Units
 outstanding at end of period         30,366,865 15,066,242 5,292,436 1,312,817

                                         1999       1998      1997      1996
-------------------------------------------------------------------------------
Government Securities/3/
Subaccount Unit Value at beginning
 of period                                $11.80     $10.95    $10.14    $10.00
Subaccount Unit Value as of December
 31                                       $11.41     $11.80    $10.95    $10.14
Number of Subaccount Units
 outstanding at end of period         13,720,231  4,543,208 1,506,839   673,682
-------------------------------------------------------------------------------
Managed Bond/3/
Subaccount Unit Value at beginning
 of period                                $11.99     $11.14    $10.27    $10.00
Subaccount Unit Value as of December
 31                                       $11.60     $11.99    $11.14    $10.27
Number of Subaccount Units
 outstanding at end of period         31,653,501 16,897,325 4,434,069   742,041
-------------------------------------------------------------------------------
Money Market/3/
Subaccount Unit Value at beginning
 of period                                $11.16     $10.75    $10.36    $10.00
Subaccount Unit Value as of December
 31                                       $11.55     $11.16    $10.75    $10.36
Number of Subaccount Units
 outstanding at end of period         27,967,969 14,823,792 3,041,495 1,478,808
-------------------------------------------------------------------------------
High Yield Bond/3/
Subaccount Unit Value at beginning
 of period                                $11.95     $11.83    $10.96    $10.00
Subaccount Unit Value as of December
 31                                       $12.13     $11.95    $11.83    $10.96
Number of Subaccount Units
 outstanding at end of period         11,078,968  7,396,859 2,702,260   630,637
-------------------------------------------------------------------------------
Large-Cap Value/4/
Subaccount Unit Value at beginning
 of period                                $10.00        N/A       N/A       N/A
Subaccount Unit Value as of December
 31                                       $10.99        N/A       N/A       N/A
Number of Subaccount Units
 outstanding at end of period          5,648,927        N/A       N/A       N/A

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/1/ This Subaccount began operations on April 17, 1996.

/2/ This Subaccount began operations on October 1, 1999.

/3/ This Subaccount began operations on January 2, 1996.

/4/ This Subaccount began operations on January 4, 1999.

                               FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature, and does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as nominee for a natural person. If a contract is not owned or held by a natural person or a nominee for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or a nominee for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund's SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under
Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one contract for purposes of determining the amount includible in gross income under Code Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Purchase Payments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:
(1) made on or after the date you reach age 59 1/2, (2) made by a Beneficiary after your death, (3) attributable to your becoming disabled, or (4) in the form of level annuity payments under a lifetime annuity.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Purchase Payments (as used here, "Purchase Payments" means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Purchase Payments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s).

Should the death of a Contract Owner cause annuity payments to cease before Purchase Payments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Purchase Payments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Purchase Payments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Purchase Payments would be subject to income tax. Such a lump sum payment may also be subject to a penalty tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner's death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of non-tax qualified contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with your tax adviser and/or plan administrator before you withdraw any portion of your contract value.

Individual Retirement Annuities ("IRAs")

Recent federal tax legislation has expanded the type of IRAs available to individuals for tax deferred retirement savings: In addition to "traditional" IRAs established under Code Section 408, there are Roth IRAs governed by Code
Section 408A and SIMPLE IRAs established under Code Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA:

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Joint Annuitant. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your Traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your Traditional IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to us. Similar limitations and tax penalties apply to tax sheltered annuities, government plans, 401(k) plans, and pension and profit-sharing plans.

SIMPLE IRAs
-----------

The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans"). Depending upon the type of SIMPLE Plan, employers may deposit the plan contributions into a single trust or into SIMPLE individual retirement annuities ("SIMPLE IRAs") established by each participant. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be rolled over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA after a required two year period. A distribution from a SIMPLE IRA, however, is never eligible to be rolled over to a retirement plan qualified under Code Section 401 or a Section 403(b) annuity contract.

Roth IRAs
---------

Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner. Beginning in 1998, the owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a "conversion" Roth IRA should consult with a qualified tax adviser.

Tax Sheltered Annuities ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Purchase Payments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties.

Government Plans

Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

401(k) Plans; Pension and Profit-Sharing Plans

Deferred compensation plans may be established by an employer for certain eligible employees under Sections 401(a) and 401(k) of the Code. Contributions to these plans are subject to limitations.

Loans

Certain Qualified Contract Owners may borrow against their Contracts; otherwise loans from us are not permitted. If yours is a Qualified Contract issued under
Section 401 or 403 of the Code and the terms of your Qualified Plan permit, you may request a loan from us, using your Contract Value as your only security.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, we urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Interest paid on your loan under a 401 plan or 403(b) tax-sheltered annuity will be considered "personal interest" under Section 163(h) of the Code, to the extent the loan comes from your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Loan Procedures

Your loan request must be submitted on our Loan Agreement Form. You may submit a loan request at any time after your first Contract Anniversary and before your Annuity Date; however, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan. There is a loan administration fee of $500, unless state law requires otherwise. As of the date of this prospectus, we currently waive this fee.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "Loan Account." To make this transfer, we will transfer amounts proportionately from your Investment Options, in accordance with the Loan Agreement. Your GIO Value is not available to secure your loan.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

  . 50% of your Contract Value;

  . 100% of your Contract Value excluding your GIO Value; or

  . $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Qualified Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Qualified Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretations with respect to your Qualification Plan.

You will be charged interest on your Contract Debt at an annual rate, set at the time of the loan withdrawal, equal to the higher of (a) Moody's Corporate Bond Yield Average-Monthly Average Corporates (the "Moody's Rate"), as published by Moody's Investors Service, Inc., or its successor, for the most recently available calendar month, or (b) 5%. In the event that the Moody's Rate is no longer available, we may substitute a substantially similar average rate, subject to compliance with applicable state regulations. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate that is two percentage points lower than the annual rate of interest charged on your Contract Debt. Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest Earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions. Any amounts that would otherwise be transferred to the DCA Plus Fixed Option will be transferred to the Variable Investment Options according to your most recent DCA Plus transfer instructions.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

  Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Normally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time; if you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Purchase Payments unless you specifically indicate that your payment is a loan repayment or include your loan stub with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be refunded to you, unless such amount is sufficient to pay the balance of your loan.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a Qualified Plan you must meet one of six triggering events. They are: attainment of age 59 1/2; separation from service; death; disability; plan termination; and financial hardship. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code
Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or a Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Impact of Federal Income Taxes

In general, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Purchase Payments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                             ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders' meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your "voting interest") in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to (a) your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by (b) the net asset value per share of that Portfolio. Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (Joint Owners) and one Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. Joint ownership is in the form of a joint tenancy. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS--Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is a person(s) who may receive death benefits under your Contract. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming of a different Beneficiary. If you leave no surviving Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to replace shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

  . cease offering any Subaccount;

  . add or change designated investment companies or their portfolios, or other investment vehicles;

  . add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

  . permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners' requests;

  . add, remove or combine Variable Accounts;

  . combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

  . register or deregister Separate Account A or any Variable Account under the 1940 Act;

  . operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

  . run any Variable Account as under the direction of a committee, board, or other group;

  . restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

  . make any changes required by the 1940 Act or other federal securities laws;

  . make any changes necessary to maintain the status of the Contracts as annuities under the Code;

  . make other changes required under federal or state law relating to annuities;

  . suspend or discontinue sale of the Contracts; and

  . comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

  Pacific Life Insurance Company
  P.O. Box 7187
  Pasadena, California 91109-7187

If you are submitting a purchase or other payment by mail, please send it, along with your application if you are submitting one, to:

  Pacific Life Insurance Company
  P.O. Box 100060
  Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to:

  Pacific Life Insurance Company
  c/o FCNPC
  1111 South Arroyo Parkway, First Floor
  Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will normally be effective on the same Business Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone Transactions

After your Free Look period, you may make transfer requests by telephone if you have authorized telephone requests (a "telephone authorization"). We cannot guarantee that you will always be able to reach us to complete a telephone transaction; for example, all telephone lines may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will send you written confirmation of each telephone transfer.

We have established procedures reasonably designed to confirm that instructions communicated by telephone are genuine. These procedures may require any person requesting a telephone transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone. When you make a proper request for a telephone authorization, you authorize us to accept and to act upon instructions received by telephone with respect to your Contract, and you agree that, as long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that are effected in accordance with your telephone authorization and that we believe to be genuine. This policy means that you will bear the risk of loss arising out of your telephone transaction privileges. If a Contract has Joint Owners, both Owners must sign the written request for a telephone authorization, but each Owner individually may make transfer requests by telephone.

Timing of Payments and Transactions

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, for transfers from the Variable Investment Options, we will normally send the proceeds within seven calendar days after your transfer (or exchange) request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain abnormal circumstances. These include a closing of the New York Stock Exchange other than on a regular holiday or weekend, a trading restriction imposed by the SEC, or an emergency declared by the SEC. For (i) withdrawals from the Fixed Option, DCA Plus Fixed Option or GIOs, (ii) death benefit payments attributable to Fixed Option Value, DCA Plus Fixed Option Value or GIO Value, or (iii) fixed periodic annuity payments, payment of proceeds may be delayed for up to six months (thirty days in West Virginia) after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option, the DCA Plus Fixed Option and the GIOs. See THE GENERAL ACCOUNT for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Purchase Payments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, GIO renewals, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, DCA Plus Fixed Option or GIO, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

Replacement of Life Insurance or Annuities

The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Financial Statements

The statement of net assets of Separate Account A as of December 31, 1999 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 1999. Pacific Life's consolidated financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 are contained in the Statement of Additional Information.

                              THE GENERAL ACCOUNT

General Information

All amounts allocated to the Fixed Option, DCA Plus Fixed Option and GIOs become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option, DCA Plus Fixed Option or GIOs is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option or GIOs. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may choose among the following General Account options: the Fixed Option and Guaranteed Interest Options with three available Guarantee Terms: three-year, six-year and ten-year. Each is described below.

Guarantee Terms

When you allocate any portion of your Purchase Payments or Contract Value to the Fixed Option, the DCA Plus Fixed Option or one or more GIOs in the General Account, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to ten years. The Fixed Option, DCA Plus Fixed Option and each GIO offers a separate Guaranteed Interest Rate and Guarantee Term. Guarantee Terms will be offered at our discretion. Presently, we offer Guarantee Terms of up to one year for the Fixed Option, one year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs. You should specify the Fixed Option, DCA Plus Fixed Option and/or GIO(s) into which you want us to allocate your Purchase Payments or Contract Value, if any. Each allocation to a GIO must be at least $500.

Guaranteed Interest Rates for each Fixed Option, DCA Plus Fixed Option and GIO may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for that Fixed Option, DCA Plus Fixed Option or GIO on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option, DCA Plus Fixed Option and/or GIO will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

DCA Plus Fixed Option

Availability of the DCA Plus Fixed Option (and therefore also DCA Plus) is subject to approval of state insurance authorities. Ask your registered representative about its status in your state of issue.

When you establish a DCA Plus and you make your initial Purchase Payment allocation to the DCA Plus Fixed Option, we establish a Guarantee Term that ends 6 months from the day your allocation is effective. We credit each allocation made to the DCA Plus Fixed Option during that Guarantee Term at the Guaranteed Interest Rate in effect on the day each allocation is effective through the earliest of:

  (i) the end of the Guarantee Term;
  (ii) the day on which the DCA Plus Fixed Option Value is zero;
  (iii) the Annuity Date; or
  (iv) the day on which death benefit proceeds become payable.

We stop crediting interest on any amount transferred or withdrawn from the DCA Plus Fixed Option as of the day the transfer or withdrawal is effective.

Fixed Option

Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

  Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Guaranteed Interest Options

Subject to state availability, each allocation (or rollover) you make to a GIO receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of the Guarantee Term. For each GIO, at the end of its Guarantee Term, we will roll over that portion of your Account Value on that day into a new GIO with a Guarantee Term of the same length and at the then current Guaranteed Interest Rate corresponding to that Guarantee Term, unless, within thirty days after the end of the Guarantee Term you instruct us otherwise (see End of GIO Guarantee Term below). However, if the last day of this new Guarantee Term would occur after the Annuity Date, we will roll over that portion of your Account Value into the longest Guarantee Term, if any, that ends prior to the Annuity Date, with the corresponding new Guaranteed Interest Rate then in effect. If there is no Guarantee Term that ends before the Annuity Date, we will allocate that portion of your Account Value to the Fixed Option at the corresponding Guaranteed Interest Rate then in effect for new allocations.

  Example: On January 1 of year 1, you allocate $1,000 to a GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7%. On August 1, you allocate another $500 to another GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7.5%. On November 1, you allocate $2,000 to a third GIO with a ten-year Guarantee Term at a Guaranteed Interest Rate of 9%. Through December 31, year 3, your first allocation of $1,000 earns 7% interest, and on January 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Through July 31, year 4, your second allocation of $500 earns 7.5% interest, and on August 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Finally, through October 31, year 11, your third allocation of $2,000 earns 9% interest, and on November 1, year 11, a new interest rate will go into effect on this portion of your GIO Value.

End of GIO Guarantee Term

You have thirty days after the last day of the Guarantee Term of a GIO to inform us whether you want to (i) renew that particular Account Value in a different Guarantee Term at its corresponding Guaranteed Interest

Rate in effect for new allocations, (ii) transfer all or part of that Account Value to another Investment Option, and/or (iii) withdraw all or part of that Account Value. Any subsequent change to such instructions will be subject to the provisions of the CHARGES, FEES AND DEDUCTIONS section.

If you instruct us to allocate that portion of your Account Value that was rolled over in the new GIO to a GIO with a different Guarantee Term, we will consider that allocation to be made as of the end of the previous Guarantee Term and will credit interest accordingly. If you instruct us to transfer to a Variable Investment Option or the Fixed Option or to withdraw that portion of your Account Value in the new GIO, we will effect such transfer or withdrawal as of the day we receive your request; interest will be credited at the Guaranteed Interest Rate for the time the Account Value was allocated to that GIO. Any amounts that you transfer or withdraw before the last day of the Guarantee Term or after this thirty-day period will be subject to the MVA, and any transfer fee. All withdrawals made before, during or after this thirty-day period will be subject to any applicable withdrawal charge, withdrawal fee and any charges for premium taxes and/or other taxes.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option, DCA Plus Fixed Option and/or one or more GIOs, or transfer amounts from your Fixed Option, DCA Plus Fixed Option and/or GIOs to one or more of the other Investment Options, except that you may not transfer amounts to the DCA Plus Fixed Option. The withdrawal or transfer will access each GIO Term Value proportionately (or you may specify a particular GIO Term Value). Amounts from the oldest GIO within a GIO Term Value will be withdrawn or transferred first. Transfer requests to a GIO will be applied as an allocation to a new GIO. In addition, no partial withdrawal or transfer (other than a monthly transfer under DCA Plus) may be made from your Fixed Option, DCA Plus Fixed Option or GIOs within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from the Fixed Option, DCA Plus Fixed Option or a GIO may be delayed, as described under ADDITIONAL INFORMATION--Timing of Payments and Transactions; any amount delayed will, as long as it is held under the Fixed Option, DCA Plus Fixed Option or that GIO, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

Fixed Option

After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions.

DCA Plus Fixed Option

No transfer to the DCA Plus Fixed Option may be made at any time.

GIOs

You may make unlimited transfers or withdrawals from your GIOs during any Contract Year, however we reserve the right to impose a transaction fee of up to $15 per transfer for transfers in excess of 15 in any Contract Year, as described under HOW YOUR PAYMENTS ARE ALLOCATED--Transfers.

You may not request an allocation or transfer into or renewal of a GIO that has a Guarantee Term that ends after the Annuity Date. If you do not specify a particular GIO Term Value(s), the amount of any transfer or withdrawal will be deducted proportionately from your GIO Term Values, beginning with the oldest GIO within each GIO Term Value. In addition, if as the result of a partial withdrawal or transfer, your Account Value in that GIO is less than $500, we have the right, at our option, to transfer the remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. A GIO cannot participate in any systematic transfer program. In addition, your GIO Value cannot be transferred to the Loan Account to secure any loan made under the Contract.

An MVA is applied to the Account Value of a GIO in order to determine the net amount of the transfer or withdrawal prior to the deduction of any applicable charges or fees. Unless you request a net amount, the amount actually transferred or sent to you equals the amount requested, less any MVA, less any applicable withdrawal charge (based upon the amount requested before the application of the MVA), and less any charges for Annual Fees, transactions, premium taxes and/or other taxes, including any taxes required for withholding.

The MVA is not applied to (i) amounts used to pay charges for the Annual Fee, transfer fees, and/or premium taxes and/or other taxes, (ii) the amount of death benefit proceeds, and (iii) subject to medical evidence satisfactory to us, full or partial withdrawals, after the first Contract Anniversary if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

The formula for calculating the MVA is set forth in Appendix B to this Prospectus, which also contains illustrations of the application of the MVA.

TERMS USED IN THIS PROSPECTUS


Some of the terms we've used in this Prospectus may be new to you. We've identified them in the Prospectus by capitalizing the first letter of each word. You'll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Account Value - The amount of your Contract Value allocated to a specified Variable Investment Option, the Fixed Option or to a GIO.

Annual Fee - A $40 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Net Contract Value is less than $50,000 on that date.

Annuitant - A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

Annuity Date ("Annuity Start Date") - The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option - Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary - A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or has a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day - Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year's Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year's Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code - The Internal Revenue Code of 1986, as amended.

Contingent Annuitant - A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

Contingent Owner - A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary - The same date, in each subsequent year, as your Contract Date.

Contract Date - The date we issue your Contract.

Contract Debt - As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your - Generally, a person who purchases a contract and makes the Purchase Payments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share such rights.

Contract Value - As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, DCA Plus Fixed Option Value, GIO Value and the Loan Account Value.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option - If you allocate all or part of your Purchase Payments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the "Guaranteed Interest Rate"), but not less than an annual rate of 3%.

DCA Plus Fixed Option Value - The aggregate of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings - As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Purchase Payments.

Fixed Option - If you allocate all or part of your Purchase Payments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rate declared periodically, but not less than an annual rate of 3%.

Fixed Option Value - The aggregate amount of your Contract Value allocated to the Fixed Option.

Fund - Pacific Select Fund.

General Account - Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

GIO Term Value - The aggregate amount under your Contract allocated to all GIOs that have the same length Guarantee Term. The GIO Term Value is based on the original Guarantee Term, not the time remaining in the Guarantee Term. The GIO Term Value is used in determining which GIOs will be accessed when you make a withdrawal or transfer.

GIO Value - The aggregate amount of your Contract Value allocated to all GIOs.

Guarantee Term - The period during which an amount you allocate to the Fixed Option or to a GIO earns a Guaranteed Interest Rate. These terms are up to one-year for the Fixed Option, one-year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs.

Guaranteed Interest Option ("GIO") - If you allocate all or part of your Purchase Payments or Contract Value to one or more GIOs, such amounts are subject to a particular Guaranteed Interest Rate for the Guarantee Term selected. GIO amounts are held in our General Account and are subject to a Market Value Adjustment if annuitized, withdrawn or transferred prior to the end of the Guarantee Term. Each new allocation will receive the Guaranteed Interest Rate then applicable to new allocations for the selected Guarantee Term.

TERMS USED IN THIS PROSPECTUS


Guaranteed Interest Rate - The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to the Fixed Option, DCA Plus Fixed Option, or Guaranteed Interest Option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than an annual rate of 3%.

Investment Option - A Subaccount, the Fixed Option, the DCA Plus Fixed Option or a GIO offered under the Contract.

Joint Annuitant - If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account - The account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value - The amount, including any interest accrued, held in the Loan Account to secure Contract Debt.

Market Value Adjustment ("MVA") - The adjustment made to any amount annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term. This adjustment reflects the impact of changes in applicable interest rates between the time the Purchase Payment(s) and/or Contract Value is allocated to a specific GIO and the time of the annuitization, withdrawal or transfer.

Net Contract Value - Your Contract Value less Contract Debt.

Non-Qualified Contract - A Contract other than a Qualified Contract.

Policyholder - The Contract Owner.

Portfolio - A separate portfolio of the Fund in which a Subaccount invests its assets.

Primary Annuitant - The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment ("Premium Payment") - An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Qualified Contract - A Contract that qualifies under the Code as an individual retirement annuity or account ("IRA"), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan - A retirement plan that receives favorable tax treatment under
Section 401, 403, 408, 408A or 457 of the Code.

SEC - Securities and Exchange Commission.

Separate Account A (the "Separate Account") - A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

Subaccount - An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit - Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit - Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value - The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value - The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option - A Subaccount (also called a Variable Account).

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   3
  Separate Account Performance.............................................   3

DISTRIBUTION OF THE CONTRACTS..............................................   7
  Pacific Select Distributors, Inc.........................................   7

THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................   8
  Calculating Subaccount Unit Values.......................................   8
  Variable Annuity Payment Amounts.........................................   8
  Corresponding Dates......................................................  10
  Age and Sex of Annuitant.................................................  11
  Systematic Transfer Programs.............................................  11
  Pre-Authorized Withdrawals...............................................  13
  Death Benefit............................................................  13
  Joint Annuitants on Qualified Contracts..................................  14
  1035 Exchanges...........................................................  14
  Safekeeping of Assets....................................................  14
  Dividends................................................................  14

FINANCIAL STATEMENTS.......................................................  14

INDEPENDENT AUDITORS.......................................................  14

                                  APPENDIX A:

                              STATE LAW VARIATIONS

Short-Term Cancellation Right ("Free Look") ("Right to Cancel")

Variations to the length of the Free Look period. In most states, the Free Look period is a 10-day period beginning on the day you receive your Contract. If your Contract was issued in one of the following states, the Free Look period is as specified below:

          Idaho (20 days)
          North Dakota (20 days)

In addition, if you reside in California and are age 60 or older on your Contract Date, the Free Look period is 30 days.

There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state's Free Look period.

For Contracts delivered to residents of Massachusetts:

You may not make additional Purchase Payments after your first Purchase
Payment.

For Contracts delivered to residents of Oregon:

The Guaranteed Interest Options ("GIOs") are not available.

You may make additional Purchase Payments only during your first Contract Year.

For Contracts delivered to residents of Pennsylvania:

The Guaranteed Interest Options ("GIOs") are not available.

                                  APPENDIX B:

                            MARKET VALUE ADJUSTMENT

The MVA for amounts annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term are based on the following formula:

MVA = W x [(J - I) x (N/12)] where:

  (W) is the amount to be annuitized, withdrawn or transferred from the GIO.

  (J) is the Guaranteed Interest Rate that would apply, as of the date of transfer, annuitization or withdrawal, to a newly-issued GIO with a Guarantee Term equal to the number of "years remaining" in the Guarantee Term of the GIO from which the annuitization, withdrawal or transfer is to be made, plus 0.25%. (For this purpose, the "years remaining" will be rounded up to the next higher number of whole years. If a Guaranteed Interest Rate is required for a Guarantee Term not currently offered, the Guaranteed Interest Rate will be based on linear interpolation, between the Guaranteed Interest Rates for currently offered Guarantee Terms, if possible. Otherwise, we will determine a substitute Guaranteed Interest Rate that will be no less favorable to you than the then most recent U.S. Treasury Yield for a maturity closest to the "years remaining", plus 1.0%);

  (I) is the Guaranteed Interest Rate applicable to the GIO; and

  (N) is the number of complete months remaining in the Guarantee Term.

The MVA will never exceed, in the positive or negative direction, the excess interest earned on the GIO from which the annuitization, withdrawal or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned during the current Guarantee Term in excess of 3%, per annum.

Generally, if the Guaranteed Interest Rate currently in effect for the Guarantee Term (I) is lower than (J) as defined above, the MVA will result in a lower amount payable to you. Similarly, if (I) is higher than (J), the MVA will result in a higher amount payable to you. In no event will the MVA reduce interest earned to less than 3% per annum.

MVA EXAMPLES

These assumptions are made in the following examples:

  1. An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

  2. A full withdrawal is requested 2 1/2 years (30 months) from the expiration of the Guarantee Term (i.e., N = 30).

  3. The Account Value for the GIO at the time of the request is $12,061.01. It is assumed that no Contract charges or fees have been applied to this GIO.

  4. If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $11,089.97. The excess interest for this GIO is then $971.04, (i.e. $12,061.01- $11,089.97).

  5. No transfers or withdrawals have been previously made from this GIO.

Examples of MVAs that Reduce the Withdrawal Amount:

Example A (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 7.5%. "J" is then 7.75% (i.e. 7.50% + 0.25%). Then:

MVA= ($12,061.01) x [( 7.75% - 5.5%) x (30/12)]

   = $678.43 (representing a positive amount to be subtracted from the GIO Account Value)

Since the amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value less $678.43. That amount, $11,382.58, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example B (MVA is limited to excess interest)

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 9.0%. "J" is then 9.25% (i.e. 9.00% + 0.25%). Then:

MVA= ($12,061.01) x [(9.25% - 5.5%) x (30/12)]

   = $1,130.72 (representing a positive amount to be subtracted from the GIO Account Value)

Since the amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value less $971.04. That amount, $11,089.97, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Examples of MVAs that Increase the Withdrawal Amount:

Example C (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 3.25%. "J" is then 3.50% (i.e. 3.25% + 0.25%). Then:

MVA= ($12,061.01) x [(3.50% - 5.5%) x (30/12)]

   = - $603.05 (representing a negative amount to be subtracted from the GIO Account Value)

Since the absolute amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value plus $603.05. That amount, $12,664.06, would then be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example D (MVA is limited to excess interest)

To more readily show this example, and to demonstrate a Guaranteed Interest Rate ("J") based on interpolation, the assumptions for this example have been modified and are as follows:

  1. An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

  2. A full withdrawal is requested 3 1/2 years (42 months) from the expiration of the Guarantee Term (i.e., N = 42).

  3. The Account Value for the GIO at the time of the request is $11,432.24. It is assumed that no Contract charges or fees have been applied to this GIO.

  4. If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $10,766.96. The excess interest for this GIO is then $665.28.

  5. No transfers or withdrawals have been previously made from this GIO.

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years is 3.25%, and also assume that the Guaranteed Interest Rate for a new Guarantee Term of 6 years is 4.0%.

Then the Guaranteed Interest Rate for a Guarantee Term of 4 years (3 1/2 rounded to the next higher whole year) is 3.5%. (That result is determined by interpolation as follows: 3.25% plus (4.0% - 3.25%) x (4 years - 3 years)/(6 years - 3 years))

Then "J" is 3.75% (i.e. 3.50% + 0.25%), and:

MVA= ($11,432.24) x [(3.75% - 5.5%) x (42/12)]

   = - $700.22 (representing a negative amount to be subtracted from the GIO Account Value)

Since the absolute amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value plus $665.28. That amount, $12,097.52, would be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                                         [SCISSORS SYMBOL]


To receive a current copy of the Pacific Portfolios SAI without charge, call
(800) 722-2333 or complete the following and send it to:

Pacific Life Insurance Company

Annuities Division
Post Office Box 7187
Pasadena, CA 91109-7187

Name _____________________________________________________

Address __________________________________________________

City _________________________ State ______ Zip __________


PH02/53003.29

PACIFIC PORTFOLIOS     WHERE TO GO FOR MORE INFORMATION

The Pacific            You'll find more information about the Pacific
Portfolios             Portfolios variable annuity contract and Separate
variable annuity       Account A in the Statement of Additional Information
Contract is            (SAI) dated May 1, 2000.
offered by Pacific
Life Insurance         The SAI has been filed with the SEC and is considered
Company,               to be part of this Prospectus because it's incorporated
700 Newport Center     by reference. You'll find the table of contents for the
Drive,                 SAI on page 54 of this Prospectus.
P.O. Box 9000,
Newport Beach,         You can get a copy of the SAI at no charge by calling
California 92660.      or writing to us, or by contacting the SEC. The SEC may
                       charge you a fee for this information.

If you have any
questions about
the Contract,
please ask your
registered
representative or
contact us.

                      ---------------------------------------------------------
How to contact us      Call or write to us at:
                       Pacific Life Insurance Company

                       Annuities Division
                       P.O. Box 7187
                       Pasadena, California 91109-7187

                       1-800-722-2333
                       6 a.m. through 5 p.m. Pacific time

                       Send Purchase Payments, other payments and application forms:

                       By mail
                       Pacific Life Insurance Company
                       P.O. Box 100060
                       Pasadena, California 91189-0060

                       By overnight delivery service
                       Pacific Life Insurance Company
                       c/o FCNPC
                       1111 South Arroyo Parkway, Suite 150
                       Pasadena, California 91105

                      ---------------------------------------------------------
How to contact the     Public Reference Section of the SEC
SEC                    Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                         [LOGO OF PACIFIC PORTFOLIOS]

                      STATEMENT OF ADDITIONAL INFORMATION

                               May 1, 2000

                              PACIFIC PORTFOLIOS

                              SEPARATE ACCOUNT A

                               ----------------

Pacific Portfolios (the "Contract") is a variable annuity contract offered by Pacific Life Insurance Company ("Pacific Life").

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2000, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.

                               ----------------

                        Pacific Life Insurance Company

                            Annuities Division
                        Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                1-800-722-2333

                               TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
PERFORMANCE............................................................     1
  Total Returns........................................................     1
  Yields...............................................................     2
  Performance Comparisons and Benchmarks...............................     3
  Separate Account Performance.........................................     3

DISTRIBUTION OF THE CONTRACTS..........................................     7
  Pacific Select Distributors, Inc. ...................................     7

THE CONTRACTS AND THE SEPARATE ACCOUNT.................................     8
  Calculating Subaccount Unit Values...................................     8
  Variable Annuity Payment Amounts.....................................     8
  Corresponding Dates..................................................    10
  Age and Sex of Annuitant.............................................    11
  Systematic Transfer Programs.........................................    11
  Pre-Authorized Withdrawals...........................................    13
  Death Benefit........................................................    13
  Joint Annuitants on Qualified Contracts..............................    14
  1035 Exchanges.......................................................    14
  Safekeeping of Assets................................................    14
  Dividends............................................................    14

FINANCIAL STATEMENTS...................................................    14

INDEPENDENT AUDITORS...................................................    14

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or other taxes, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR or the GIA Charge for the optional GIA Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $45,000. The redeemable value is then divided by the initial payment and this quotient is taken to the Nth root (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.


                    T = [(ERV/P)(To the power of 365/N])-1

 where T    =  average annual total return
       ERV  =  ending redeemable value
       P    =  hypothetical initial payment of $1,000
       N    =  number of days

Average annual total return figures will be given for recent one-, three-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge, the Annual Fee, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, or any GIA Charge for the optional GIA Rider.

Yields

Money Market Subaccount

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] -1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or other taxes, any Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, or any GIA Charge for the optional GIA Rider, but do reflect a deduction for the Annual Fee, the Risk Charge and the asset-based Administrative Fee and assume an average Contract Value of $45,000.

At December 31, 1999, the Money Market Subaccount's current yield was 4.13% and the effective yield was 4.21%.

Other Subaccounts

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

      YIELD = 2[(a-b + 1)(To the power of 6)- 1]
                 ---
                  cd

 where: a    =  net investment income earned during the period by the Portfolio attributable to the Subaccount.
        b    =  expenses accrued for the period (net of reimbursements).
        c    =  the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
        d    =  the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $45,000), but does not reflect any withdrawal charge, any charge for applicable premium taxes and/or other taxes, any Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, or any GIA Charge for the optional GIA Rider.

The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS(R)") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron's, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Separate Account Performance

The Contract was not available prior to 1997. However, in order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Subaccounts.

The following table presents the annualized total return for each Variable Account for the period from each such Variable Account's commencement of operations through December 31, 1999. The table is based on a Contract for which the average initial premium is approximately $45,000. The accumulated value ("AV") reflects the deductions for all contractual expenses except any charge for any premium taxes and or other taxes, the contingent deferred sales charge, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR and the GIA Charge for the optional GIA Rider. The full withdrawal value ("FWV") reflects the deduction for all contractual expenses, except any charge for any premium taxes and or other taxes, the Enhanced Guaranteed Minimum Death Benefit Charge and the GIA Charge.

 The results shown in this section are not an estimate or guarantee of future investment performance.

                    Historical Separate Account Performance

    Annualized Rates of Return for Periods ending December 31, 1999**

                All numbers are expressed as a percentage

                                                                      Since
                                           1 Year        3 Year     Inception
                                        -------------  ----------- ------------
Variable Accounts                        AV     FWV     AV    FWV   AV     FWV
-----------------                       -----  ------  ----- ----- -----  -----
Aggressive Equity 4/17/96*............. 25.58   19.28  12.76 11.32 12.00  11.11
Emerging Markets 4/17/96*.............. 51.43   45.13   1.83  0.07  0.29  (0.94)
Small-Cap Equity 10/1/99*..............                            23.18  22.81
Bond and Income 1/2/96*................ (8.71) (15.01)  4.04  2.35  2.45   1.37
Equity 1/2/96*......................... 36.62   30.32  26.94 25.81 26.71  26.15
Multi-Strategy 1/2/96*.................  5.47   (0.83) 13.21 11.79 12.47  11.99
Equity Income 1/2/96*.................. 11.69    5.39  20.15 18.89 19.26  18.86
Growth LT 1/2/96*...................... 95.33   89.03  49.38 48.57 40.33  39.92
Mid-Cap Value 1/4/99*..................                             3.80  (2.66)
Equity Index 1/2/96*................... 18.92   12.62  25.46 24.31 24.01  23.42
Small-Cap Index 1/4/99*................                            17.92  11.54
REIT 1/6/99*...........................                            (1.41) (7.87)
International Value 1/2/96*............ 21.11   14.81  10.74  9.25 12.64  12.17
Government Securities 1/2/96*.......... (3.40)  (9.70)  3.96  2.26  3.30   2.68
Managed Bond 1/2/96*................... (3.36)  (9.66)  4.10  2.41  3.76   3.15
Money Market 1/2/96*...................  3.39   (2.91)  3.65  1.95  3.63   3.02
High Yield Bond 1/2/96*................  1.38   (4.92)  3.35  1.63  4.93   4.34
Large-Cap Value 1/4/99*................                            10.03   3.57

--------
*  Date Variable Account commenced operations.

** Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio
   Manager of the International Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. ("Alliance Capital") became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity and Bond and Income Portfolios; prior to May 1, 1998 some of the investment policies of the Aggressive Equity, Equity, and Bond and Income Portfolios and the investment objective of the Bond and Income Portfolio differed. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Asset Management US became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios.

The Diversified Research, International Large-Cap and I-Net Tollkeeper Subaccounts started operations after December 31, 1999 and there is no historical value available for the Subaccounts.

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios.

The Separate Account commenced operations as of January 2, 1996. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following table represents what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated time period. Nine of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988 (January 30, 1991 in the case of the Equity Index Portfolio, January 4, 1994 in the case of the Growth LT Portfolio, April 1, 1996 in the case of the Aggressive Equity Portfolio and Emerging Markets Portfolios and January 4, 1999 in the case of the Mid-Cap Value, Small-Cap Index, REIT, and Large-Cap Value Portfolios). Historical performance information for each of the Equity Portfolio and the Bond and Income Portfolio is based in part on the performance of that Portfolio's predecessor; each predecessor series was a series of Pacific Corinthian Variable Fund that began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations until January 2, 1996 or later, as indicated in the chart above, and because the Contracts were not available until 1997, these are not actual performance numbers for the Subaccounts or for the Contract.

These are hypothetical total return numbers based on accumulated value ("AV") and full withdrawal value ("FWV") that represent the actual performance of the Portfolios, adjusted for the fees and charges applicable to the Contract; the FWV also includes applicable withdrawal charges. Any charge for premium taxes and/or other taxes, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR and the GIA Charge for the optional GIA Rider are not reflected in these data, and reflection of the Annual Fee assumes an average Contract size of $45,000. The information presented also includes data representing unmanaged market indices.

 The results shown in this section are not an estimate or guarantee of future investment performance.

           Historical and Hypothetical Separate Account Performance

     Annualized Rates of Return for Periods ending December 31, 1999

                All numbers are expressed as a percentage

                                                                               Since
                           1 Year*        3 Year*     5 Year*    10 Year*   Inception*
                         -------------  ----------- ----------- ----------- ------------
Variable Accounts         AV     FWV     AV    FWV   AV    FWV   AV    FWV   AV     FWV
-----------------        -----  ------  ----- ----- ----- ----- ----- ----- -----  -----
Aggressive Equity....... 25.58   19.28  12.76 11.32                         12.00  11.11
Emerging Markets........ 51.43   45.13  23.69 22.50                          0.29  (0.94)
Small-Cap Equity........ 45.47   39.17  23.69 22.50 23.43 23.20 15.08 15.08 16.41  16.41
Bond and Income......... (8.71) (15.01)  4.04  2.35  7.75  7.35  7.46  7.46  9.37   9.37
Equity.................. 36.62   30.32  26.94 25.81 25.81 25.60 16.10 16.10 15.64  15.64
Multi-Strategy..........  5.47   (0.83) 13.21 11.79 14.74 14.43  9.91  9.91 10.46  10.46
Equity Income........... 11.69    5.39  20.15 18.89 21.54 21.29 13.07 13.07 13.66  13.66
Growth LT............... 95.33   89.03  49.38 48.57                         34.23  34.20
Mid-Cap Value...........                                                     3.80  (2.66)
Equity Index............ 18.92   12.62  25.46 24.31 26.33 26.11             18.35  18.35
Small-Cap Index.........                                                    17.92  11.54
REIT....................                                                    (1.41) (7.87)
International Value..... 21.11   14.81  10.74  9.25 12.21 11.87  6.72  6.72  8.50   8.50
Government Securities... (3.40)  (9.70)  3.96  2.26  5.98  5.55  5.90  5.90  6.41   6.41
Managed Bond............ (3.36)  (9.66)  4.10  2.41  6.38  5.96  6.46  6.46  6.94   6.94
Money Market............  3.39   (2.91)  3.65  1.95  3.73  3.26  3.45  3.45  3.84   3.84
High Yield Bond.........  1.38   (4.92)  3.35  1.63  7.32  6.91  8.84  8.84  8.13   8.13
Large-Cap Value.........                                                    10.03   3.57

Major Indices                                   1 year  3 years 5 years 10 years
-------------                                   ------  ------- ------- --------
CS First Boston Global High Yield Bond.........  3.28     5.37    9.07   11.06
Lehman Brothers Aggregate Bond................. (0.83)    5.73    7.73    7.69
Lehman Brothers Government Bond................ (2.25)    5.57    7.43    7.48
Lehman Brothers Government/Corporate Bond...... (2.15)    5.54    7.60    7.66
Lehman Brothers Long-Term Government/Corporate
 Bond.......................................... (7.64)    5.74    8.99    8.65
Morgan Stanley Capital International Europe,
 Australasia & Far East........................ 27.30    16.06   13.15    7.33
Morgan Stanley Capital International Emerging
 Markets Free.................................. 63.70     0.91   (0.13)   8.58
NAREIT Equity.................................. (4.62)   (1.82)   8.09    9.14
Russell Mid-Cap................................ 18.23    18.86   21.86   15.92
Russell 1000 Growth............................ 33.16    34.07   32.41   20.32
Russell 2000 Small-Stock....................... 21.26    13.08   16.69   13.40
Russell 2500................................... 24.15    15.72   19.43   15.05
Standard & Poor's 500 Composite Stock Price.... 21.04    27.56   28.55   18.20

--------

 * The performance of the Aggressive Equity, Equity Income, Multi-Strategy, Equity, Bond and Income, International Value, and Emerging Markets Variable Accounts for all or a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios; prior to January 1, 1994, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed. Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity and Bond and Income Portfolios; prior to May 1, 1998 some of the investment policies of the Aggressive Equity, Equity and Bond and Income Portfolios and the investment objective of the Bond and Income Portfolio differed. Performance of the Equity Portfolio and the Bond and Income

   Portfolio is based in part on the performance of predecessor portfolios of Pacific Corinthian Variable Fund, which began their first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Asset Management US became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on an initial Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average daily account value) and the Annual Fee (equal to $40 per year if your Net Contract Value is less than $50,000), the Enhanced Death Benefit Rider Charge (equal to a maximum annual rate of .30% of average daily account value), the GIA Charge for the optional GIA Rider (equal to an annual rate of .30% of average daily account value), any charge for premium taxes and/or other taxes, or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are one year old, 7% of the amount withdrawn attributable to Purchase Payments that are two years old, 6% of the amount withdrawn attributable to Purchase Payments that are three years old, 5% of the amount withdrawn attributable to Purchase Payments that are four years old, 3% of the amount withdrawn attributable to Purchase Payments that are five years old, and 1% of the amount withdrawn attributable to Purchase Payments that are six years old. The age of Purchase Payments is considered 1 year old in the Contract Year we receive it and increases by one year on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals of your Earnings, on amounts attributed to Purchase Payments at least 7 years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than seven years plus additional Purchase Payments applied to your Contract during that Contract Year. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             Power of Tax Deferral

   $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

                       [TAX DEFERRAL GRAPH APPEARS HERE]

                           Taxable                 Tax-Deferred
                          Investment                Investment
                          ----------               ------------
      10 Years
         0%               $10,000.00                $10,000.00
         4%               $12,875.97                $13,073.56
         8%               $16,476.07                $17,417.12

      20 Years
         0%               $10,000.00                $10,000.00
         4%               $16,579.07                $17,623.19
         8%               $27,146.07                $33,430.13

      30 Years
         0%               $10,000.00                $10,000.00
         4%               $21,347.17                $24,357.74
         8%               $44,726.05                $68,001.00


                         DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (formerly known as Pacific Mutual Distributors, Inc.)

Pacific Select Distributors, Inc. ("PSD"), a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PSD for acting as principal underwriter under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PSD for 1999, 1998, and 1997, respectively, with regard to this Contract was $90,274,920, $58,491,244, and $7,949,241, of which $0 was retained.

                    THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                     Y x Z

where (Y) = the Unit Value for that Subaccount as of the end of the preceding
            Business Day; and

      (Z) = the Net Investment Factor for that Subaccount for the period (a "valuation period") between that Business Day and the immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                                   (A / B) - C

where (A) = the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

    where (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

          (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

          (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

      (B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

      (C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the charge for mortality and expense risks at a rate equal to 1.25% annually and the Administrative Charge at a rate equal to 0.15% annually (see CHARGES, FEES AND DEDUCTIONS in the Prospectus).


As explained in the Prospectus, the Annual Fee, if applicable, and any Enhanced Guaranteed Minimum Death Benefit Charge are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Contract Value, proportionately, relative to your Account Value in each Subaccount, in the Fixed Option, the DCA Plus Fixed Option and in each GIO in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, Enhanced Guaranteed Minimum Death Benefit Charge, GIA Charge, withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% investment return, as described in more detail below.

  Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the "Assumed Investment Return" Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds its Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

  Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value: 1.05 = 1; 1 - 1 = 0; 0 x 100% = 0%.
              ----
              1.05

If the net investment performance of a Subaccount's assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

  Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:
  1.026 = 0.9771; 0.9771 - 1 = -0.0229; -0.0229 x 100% = -2.29%.
  -----
   1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

  Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

  Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant's age and sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant's correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Systematic Transfer Programs

The GIOs and the DCA Plus Fixed Option are not available for any systematic transfer programs, except that if you elect DCA Plus, such transfers must be made from the DCA Plus Fixed Option. For a description of DCA Plus, including its limitations and restrictions, see HOW YOUR PAYMENTS ARE ALLOCATED-- Transfers in the Prospectus. The Fixed Account is not available in connection with rebalancing and DCA Plus and may not be used as a source account for dollar cost averaging programs newly established by you. You may not use dollar cost averaging, DCA Plus and/or the earnings sweep at the same time.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your "source account"). You may choose any Investment Option (excluding the DCA Plus Fixed Option and the GIOs) as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Fixed or Variable Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, or (ii) your source Account Value is zero, or (iii) you annuitize. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use the earnings sweep, DCA Plus and dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Fixed, DCA Plus Fixed or Variable Investment Options; if you do not give us these specific directions, amounts will be deducted proportionately from your Account Value in each Fixed, DCA Plus Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below any minimum Account Value we establish, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a 10% tax penalty.

Death Benefit

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment; any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse.

Joint Annuitants on Qualified Contracts

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call us for more information.

1035 Exchanges

You may make your initial Purchase Payment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at 1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Purchase Payment) to us.

In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

Dividends

The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to your Contract Value. If you make no election, the dividend will be added to your Contract Value. We will allocate any dividend to Contract Value in accordance with your most recent allocation instructions, unless instructed otherwise. You should consult with your tax adviser before making an election.

                             FINANCIAL STATEMENTS

The statement of net assets of Separate Account A as of December 31, 1999 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 1999. Pacific Life's consolidated financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

                           INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

   INDEPENDENT AUDITORS' REPORT
   ----------------------------

   Pacific Life Insurance Company and Subsidiaries:

   We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

   DELOITTE & TOUCHE LLP

   Costa Mesa, California
   February 22, 2000

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                              December 31,
                                                             1999       1998
-------------------------------------------------------------------------------
                                                              (In Millions)
ASSETS
Investments:
  Securities available for sale at estimated fair value:
    Fixed maturity securities                              $14,814.0  $13,804.7
    Equity securities                                          295.2      547.5
  Trading securities at estimated fair value                    99.9       97.0
  Mortgage loans                                             2,920.2    2,788.7
  Real estate                                                  236.0      172.7
  Policy loans                                               4,258.5    4,003.2
  Other investments                                            882.7      951.7
-------------------------------------------------------------------------------
TOTAL INVESTMENTS                                           23,506.5   22,365.5
Cash and cash equivalents                                      439.4      154.1
Deferred policy acquisition costs                            1,446.1      899.8
Accrued investment income                                      287.2      259.3
Other assets                                                   830.7      361.2
Separate account assets                                     23,613.1   15,844.0
-------------------------------------------------------------------------------
TOTAL ASSETS                                               $50,123.0  $39,883.9
-------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life and investment-type products              $19,045.5  $17,973.0
  Future policy benefits                                     4,386.0    2,480.5
  Short-term and long-term debt                                224.4      445.1
  Other liabilities                                            939.2      813.3
  Separate account liabilities                              23,613.1   15,844.0
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                           48,208.2   37,555.9
-------------------------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                       30.0       30.0
  Paid-in capital                                              139.9      126.2
  Unearned ESOP shares                                         (11.6)
  Retained earnings                                          2,034.5    1,663.5
  Accumulated other comprehensive income (loss) -
   Unrealized gain (loss) on securities available for
   sale, net                                                  (278.0)     508.3
-------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                   1,914.8    2,328.0
-------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                 $50,123.0  $39,883.9
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                      Years Ended December 31,
                                                       1999     1998     1997
-------------------------------------------------------------------------------
                                                           (In Millions)
REVENUES
Universal life and investment-type product policy
 fees                                                $  653.8 $  525.3 $  431.2
Insurance premiums                                      483.9    537.1    526.4
Net investment income                                 1,473.3  1,413.6  1,325.4
Net realized investment gains                           101.5     39.4     85.4
Commission revenue                                      234.3    220.1    146.6
Other income                                            144.7    112.5     97.9
-------------------------------------------------------------------------------
TOTAL REVENUES                                        3,091.5  2,848.0  2,612.9
-------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life and investment-
 type products                                          904.4    880.8    797.8
Policy benefits paid or provided                        734.4    757.0    712.6
Commission expenses                                     484.6    387.2    305.1
Operating expenses                                      453.4    468.0    507.9
-------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                           2,576.8  2,493.0  2,323.4
-------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                514.7    355.0    289.5
Provision for income taxes                              143.7    113.5    113.5
-------------------------------------------------------------------------------

NET INCOME                                           $  371.0 $  241.5 $  176.0
-------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                   Accumulated
                         Common Stock          Unearned               Other
                         ------------- Paid-in   ESOP   Retained  Comprehensive
                         Shares Amount Capital  Shares  Earnings  Income (Loss)  Total
-----------------------------------------------------------------------------------------
                                             (In Millions)

BALANCES,
 JANUARY 1, 1997                                        $1,318.0     $ 379.2    $1,697.2
Comprehensive income:
  Net income                                               176.0                   176.0
  Change in unrealized
   gain on securities
   available for sale,
   net                                                                 196.0       196.0
                                                                                --------
Total comprehensive
 income                                                                            372.0
Issuance of partnership
 units by affiliate                    $ 85.1                                       85.1
Initial member
 capitalization of
 Pacific Mutual Holding
 Company                                                    (2.0)                   (2.0)
Issuance of common
 stock                    0.6   $30.0    35.0              (65.0)
Dividend paid to
 Pacific LifeCorp                                           (5.0)                   (5.0)
-----------------------------------------------------------------------------------------

BALANCES,
 DECEMBER 31, 1997        0.6    30.0   120.1            1,422.0       575.2     2,147.3
Comprehensive income:
  Net income                                               241.5                   241.5
  Change in unrealized
   gain on securities
   available for sale,
   net                                                                 (66.9)      (66.9)
                                                                                --------
Total comprehensive
 income                                                                            174.6
Issuance of partnership
 units by affiliate                       6.1                                        6.1
-----------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1998        0.6    30.0   126.2            1,663.5       508.3     2,328.0
Comprehensive loss:
  Net income                                               371.0                   371.0
  Change in unrealized
   gain on securities
   available for sale,
   net                                                                (786.3)     (786.3)
                                                                                --------
Total comprehensive
 loss                                                                             (415.3)
Issuance of partnership
 units by affiliate                      10.6                                       10.6
Capital contribution                      3.1                                        3.1
Purchase of ESOP note                           $(13.1)                            (13.1)
Allocation of unearned
 ESOP shares                                       1.5                               1.5
-----------------------------------------------------------------------------------------


BALANCES,
 DECEMBER 31, 1999        0.6   $30.0  $139.9   $(11.6) $2,034.5     $(278.0)   $1,914.8
-----------------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                Years Ended December 31,
                                                1999       1998       1997
------------------------------------------------------------------------------
                                                      (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                    $   371.0  $   241.5  $   176.0
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Amortization on fixed maturity securities       (77.8)     (39.4)     (26.6)
  Depreciation and other amortization              20.5       26.0       38.3
  Earnings of equity method investees             (92.9)     (99.0)     (78.1)
  Deferred income taxes                            (8.5)     (20.6)     (14.4)
  Net realized investment gains                  (101.5)     (39.4)     (85.4)
  Net change in deferred policy acquisition
   costs                                         (546.3)    (171.9)    (196.4)
  Interest credited to universal life and in-
   vestment-type products                         904.4      880.8      797.8
  Change in trading securities                     (2.9)     (14.3)     (18.3)
  Change in accrued investment income             (27.9)       3.1      (59.9)
  Change in future policy benefits                 58.1       (9.7)     (16.3)
  Change in other assets and liabilities          207.1      102.2      574.9
------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES         703.3      859.3    1,091.6
------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available for sale:
  Purchases                                    (4,173.4)  (4,330.5)  (6,272.3)
  Sales                                         2,333.8    2,209.3    2,224.1
  Maturities and repayments                     1,400.3    2,221.8    2,394.6
Repayments of mortgage loans                      681.0      334.9      179.3
Proceeds from sales of mortgage loans and
 real estate                                       24.4       43.3      104.4
Purchases of mortgage loans and real estate      (886.3)  (1,246.3)    (643.7)
Distributions from partnerships                   138.2      119.5       91.6
Change in policy loans                           (255.3)    (129.7)    (301.4)
Cash received from acquisitions of insurance
 blocks of business                               164.9               1,215.9
Other investing activity, net                     255.6     (466.6)     (70.8)
------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES            (316.8)  (1,244.3)  (1,078.3)
------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                            Years Ended December 31,
(Continued)                                 1999       1998       1997
-----------------------------------------------------------------------------
                                                  (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                $ 4,453.4  $ 4,007.0  $ 2,679.8
  Withdrawals                              (4,322.3)  (3,770.7)  (2,667.3)
Net change in short-term and long-term
 debt                                        (220.7)     191.5      (16.5)
Purchase of ESOP note                         (13.1)
Allocation of unearned ESOP shares              1.5
Initial capitalization of Pacific Mutual
 Holding Company                                                     (2.0)
Dividend paid to Pacific LifeCorp                                    (5.0)
-----------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                  (101.2)     427.8      (11.0)
-----------------------------------------------------------------------------

Net change in cash and cash equivalents       285.3       42.8        2.3
Cash and cash equivalents, beginning of
 year                                         154.1      111.3      109.0
-----------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR    $   439.4  $   154.1  $   111.3
-----------------------------------------------------------------------------

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES
In connection with the acquisitions of an annuity and an insurance block of business in 1999 and 1997, respectively, as discussed in Note 4, the following assets and liabilities were assumed:

     Fixed maturity securities            $ 1,592.7
     Cash and cash equivalents                164.9             $ 1,215.9
     Policy loans                                                   440.3
     Other assets                             100.4                  43.4
                                          ---------             ---------
        Total assets assumed              $ 1,858.0             $ 1,699.6
                                          ---------             ---------

     Policyholder account values                                $ 1,693.8
     Annuity reserves                     $ 1,847.4
     Other liabilities                         10.6                   5.8
                                          ---------             ---------
        Total liabilities assumed         $ 1,858.0             $ 1,699.6
                                          ---------             ---------

-----------------------------------------------------------------------------
SUPPLEMENTAL SCHEDULE OF NON CASH FINANCING ACTIVITIES
As a result of the Conversion in 1997, as discussed in Note 1, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.

-----------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid                         $    83.0  $   127.9  $   153.0
Interest paid                             $    23.3  $    24.0  $    26.1
-----------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   DESCRIPTION OF BUSINESS

   Pacific Life Insurance Company ("Pacific Life") was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company ("PMHC"), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the "Conversion"). As a result of the Conversion, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.

   Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

   NEW ACCOUNTING PRONOUNCEMENTS

   On January 1, 1999, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires that certain costs incurred in developing internal use computer software be capitalized. Adoption of this accounting standard did not have a material impact on the Company's consolidated financial statements.

   In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133, as amended by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement No. 133," is effective for fiscal years beginning after June 15, 2000. SFAS No. 133 requires, among other things, that all derivatives be recognized in the consolidated statements of financial condition as either assets or liabilities and measured at estimated fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the estimated fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS No. 133 are required to be reported in income. The Company is required to adopt SFAS No. 133 as of January 1, 2001. The Company is in the process of quantifying the impact of SFAS No. 133 on its consolidated financial statements.

   During 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk." SOP 98-7 provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The Company currently plans to adopt

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   SOP 98-7 on January 1, 2000. Adoption of this accounting standard is not expected to have a material impact on the Company's consolidated financial statements.

   INVESTMENTS

   Available for sale fixed maturity and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial condition. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. Trading securities are reported at estimated fair value with unrealized gains and losses included in net realized investment gains on the accompanying consolidated statements of operations.

   For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income on the accompanying consolidated statements of operations.

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gains on the accompanying consolidated statements of operations.

   Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity on the accompanying consolidated statements of financial condition, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or liabilities. Unrealized gains and losses of other derivatives are included in net realized investment gains on the accompanying consolidated statements of operations.

   Mortgage loans, net of valuation allowances, and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

   Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments on the accompanying consolidated statements of financial condition.

   The Company, through its wholly owned subsidiary Pacific Asset Management LLC ("PAM"), has an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. ("PIMCO Advisors") as of December 31, 1999 and 1998. In December 1997, PIMCO Advisors completed a transaction in which it acquired the assets of Oppenheimer Capital, L.P., including its interest in Oppenheimer Capital, by issuing approximately 33 million PIMCO Advisors General and Limited Partner units. In connection with this transaction, the Company increased its investment in PIMCO Advisors to reflect the excess of the Company's pro rata share of PIMCO Advisors partners' capital subsequent to this transaction over the carrying value of the Company's investment in PIMCO Advisors. The net result of this transaction was to directly increase stockholder's equity by $85.1 million. During 1999 and 1998, the Company increased its investment in PIMCO Advisors to reflect its pro rata share of the increase to PIMCO Advisors partners' capital due to the issuance of additional partnership units. For the years ended December 31, 1999 and 1998, there was a direct increase to the Company's stockholder's equity of $10.6 million and $6.1 million, respectively. During 1998, the Company also acquired the beneficial ownership of additional partnership units. Deferred taxes resulting from these transactions have been included in the accompanying consolidated financial statements.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)


   On October 31, 1999, PAM entered into an Implementation and Merger Agreement with Allianz of America, Inc. ("Allianz") and a number of other parties in which Allianz will purchase 70% of the outstanding partnership units of PIMCO Advisors. PAM is exchanging its interest in PIMCO Advisors for a beneficial economic interest in a new class of PIMCO Advisors partnership units with a cash distribution comprised of a fixed and variable return. This transaction is anticipated to close during the first half of 2000, subject to certain closing conditions and approvals.

   In connection with this transaction, PAM has entered into a Continuing Investment Agreement with Allianz with respect to its investment in PIMCO Advisors. The investment in PIMCO Advisors held by PAM will be subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the investment in PIMCO Advisors held by PAM. The put option price would be the distributions per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.0. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its investment in PIMCO Advisors to Allianz. The call option price would be the distributions per unit, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.0 if the call per unit value is at least $50.

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1999, 1998 and 1997, amortization of deferred policy acquisition costs included in commission expenses amounted to $131.7 million, $73.0 million and $50.2 million, respectively, and included in operating expenses amounted to $55.4 million, $33.5 million and $29.4 million, respectively, on the accompanying consolidated statements of operations.

   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   Universal life and investment-type products, including guaranteed investment contracts and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4% to 8.4% during 1999, 1998 and 1997.

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 1999, 1998 and 1997. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided on the accompanying consolidated statements of operations.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1999 and 1998, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

   REVENUES AND EXPENSES

   Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life, annuities and other investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations. Depreciation and amortization of certain other assets is included in operating expenses on the accompanying consolidated statements of operations.

   INCOME TAXES

   Pacific Life is taxed as a life insurance company for income tax purposes and is included in the consolidated income tax returns of PMHC. Prior to 1998, Pacific Life was subject to an equity tax calculated by a prescribed formula that incorporated a differential earnings rate between stock and mutual life insurance companies. In December 1998, the Internal Revenue Service released Revenue Ruling 99-3 which exempts Pacific Life from this tax for taxable years beginning in 1998. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)


   RISKS AND UNCERTAINTIES

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques which attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products, and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 1999 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS


   The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                          December 31,
                                                          1999      1998
                                                        ------------------
                                                          (In Millions)
         Statutory capital and surplus                  $1,219.1  $1,157.4
           Deferred policy acquisition costs             1,398.6     944.5
           Deferred income taxes                           304.5     307.1
           Asset valuation reserve                         232.1     298.7
           Non admitted assets                              83.3      40.4
           Subsidiary equity                                25.2      26.5
           Surplus notes                                  (149.6)   (149.6)
           Unrealized gain (loss) on securities avail-
            able for sale, net                            (278.0)    508.3
           Insurance and annuity reserves                 (845.2)   (654.4)
           Other                                           (75.2)   (150.9)
                                                        ------------------
         Stockholder's equity as reported herein        $1,914.8  $2,328.0
                                                        ------------------


                                               Years Ended December 31,
                                                1999      1998      1997
                                              ----------------------------
                                                    (In Millions)
         Statutory net income                 $  168.4  $  187.6  $  121.5
           Deferred policy acquisition costs     379.2     177.3     160.4
           Deferred income taxes                  (2.7)     17.9      41.2
           Earnings of subsidiaries              (27.5)    (32.8)    (40.6)
           Insurance and annuity reserves       (184.3)   (145.1)   (107.0)
           Other                                  37.9      36.6       0.5
                                              ----------------------------
         Net income as reported herein        $  371.0  $  241.5  $  176.0
                                              ----------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)


   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the National Association of Insurance Commissioners ("NAIC") to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 1999 and 1998, Pacific Life and Pacific Life & Annuity Company, formerly PM Group Life Insurance Company, a wholly owned Arizona domiciled life insurance subsidiary of Pacific Life, exceeded the minimum risk-based capital requirements.

   CODIFICATION

   In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the states of California and Arizona will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 1999 statutory results, Pacific Life could pay $174.0 million in dividends in 2000 without prior approval. No dividends were paid during 1999 and 1998.

   The maximum amount of ordinary dividends that can be paid by PL&A without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 1999 and 1998.

   PERMITTED PRACTICE

   Net cash distributions received on PAM's investment in PIMCO Advisors are recorded as income as permitted by the Insurance Department of the State of California for statutory accounting purposes.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the "Closed Block") was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $293.5 million and $311.6 million as of December 31, 1999 and 1998, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits amounted to $341.8 million and $352.8 million as of December 31, 1999 and 1998, respectively. The

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. CLOSED BLOCK (Continued)

   contribution to income from the Closed Block amounted to $3.8 million, $5.1 million and $5.7 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 1999, 1998 and 1997, respectively.

4. ACQUISITIONS

   Effective July 15, 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation ("Confederation Life"). This block of business consists of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash.

   The remaining cost of acquiring this annuity business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $74.5 million as of December 31, 1999, and is included in deferred policy acquisition costs on the accompanying consolidated statement of financial condition. Amortization of this asset for the year ended December 31, 1999 amounted to $0.4 million, and is included in commission expense on the accompanying consolidated statement of operations.

   On June 1, 1997, Pacific Life acquired a block of corporate-owned life insurance ("COLI") policies from Confederation Life, which consisted of approximately 38,000 policies having a face amount of insurance of $8.6 billion and reserves of $1.7 billion. The assets received as part of this acquisition amounted to $1.2 billion in cash and $0.4 billion in policy loans. This block is primarily non leveraged COLI.

   The remaining cost of acquiring this COLI business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $27.9 million and $36.5 million as of December 31, 1999 and 1998, respectively, and is included in deferred policy acquisition costs on the accompanying consolidated statements of financial condition. Amortization of this asset for the years ended December 31, 1999, 1998 and 1997 amounted to $8.6 million, $7.7 million and $0.9 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations.

   During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC, which owns 100% of a real estate investment property in Arizona.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES


   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                Gross Unrealized
                                      Amortized ----------------- Estimated
                                        Cost     Gains    Losses  Fair Value
                                      --------------------------------------
                                                  (In Millions)
    As of December 31, 1999:
    -----------------------
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies         $   107.7 $    9.3 $    1.0 $   116.0
    Obligations of states, political
     subdivisions                         642.0     13.0     27.7     627.3
    Foreign governments                   285.0     10.5      6.7     288.8
    Corporate securities                8,725.0    220.3    387.4   8,557.9
    Mortgage-backed and asset-backed
     securities                         5,323.8     33.7    251.1   5,106.4
    Redeemable preferred stock            108.5     14.2      5.1     117.6
                                      --------------------------------------
    Total fixed maturity securities   $15,192.0 $  301.0 $  679.0 $14,814.0
                                      --------------------------------------
    Total equity securities           $   269.3 $   57.0 $   31.1 $   295.2
                                      --------------------------------------
    As of December 31, 1998:
    -----------------------
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies         $    95.6 $   25.1          $   120.7
    Obligations of states, political
     subdivisions                         481.9     91.3 $   11.8     561.4
    Foreign governments                   253.1     28.3      4.3     277.1
    Corporate securities                7,888.7    446.3    124.5   8,210.5
    Mortgage-backed and asset-backed
     securities                         4,434.7    143.1     53.0   4,524.8
    Redeemable preferred stock            104.0     11.3      5.1     110.2
                                      --------------------------------------
    Total fixed maturity securities   $13,258.0 $  745.4 $  198.7 $13,804.7
                                      --------------------------------------
    Total equity securities           $   364.4 $  202.6 $   19.5 $   547.5
                                      --------------------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)


   The amortized cost and estimated fair value of fixed maturity securities available for sale as of December 31, 1999, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                     Amortized Estimated
                                                       Cost    Fair Value
                                                    ---------------------
                                                        (In Millions)
         Due in one year or less                     $   566.5 $   572.6
         Due after one year through five years         3,324.0   3,366.5
         Due after five years through ten years        2,995.9   2,921.4
         Due after ten years                           2,981.8   2,847.1
                                                    ---------------------
                                                       9,868.2   9,707.6
         Mortgage-backed and asset-backed securi-
          ties                                         5,323.8   5,106.4
                                                    ---------------------
         Total                                       $15,192.0 $14,814.0
                                                    ---------------------

   Major categories of investment income are summarized as follows:

                                    Years Ended December 31,
                                     1999     1998     1997
                                   --------------------------
                                         (In Millions)
        Fixed maturity securities  $1,030.3 $  929.7 $  940.2
        Equity securities              14.6     13.5     10.2
        Mortgage loans                205.6    174.6    129.5
        Real estate                    46.5     38.1     53.6
        Policy loans                  158.6    161.5    144.3
        Other                         131.7    203.2    156.2
                                   --------------------------
          Gross investment income   1,587.3  1,520.6  1,434.0
        Investment expense            114.0    107.0    108.6
                                   --------------------------
          Net investment income    $1,473.3 $1,413.6 $1,325.4
                                   --------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)


   Net realized investment gain, including changes in valuation allowances, are as follows:

                                                  Years Ended December 31,
                                                   1999      1998      1997
                                                 ----------------------------
                                                       (In Millions)
        Fixed maturity securities available for
         sale:
          Gross gain                             $   89.3  $   92.7  $   56.3
          Gross loss                                (72.9)    (84.8)    (31.1)
        Equity securites available for sale:
          Gross gain                                109.0      40.9      36.1
          Gross loss                                (52.0)     (6.8)     (6.2)
        Mortgage loans on real estate                10.1     (10.7)     (4.6)
        Real estate                                  18.0       1.2      16.9
        Other investments                                       6.9      18.0
                                                 ----------------------------
        Total                                    $  101.5  $   39.4  $   85.4
                                                 ----------------------------

   The change in gross unrealized gain on investments in available for sale and trading securities is as follows:

                                              December 31,
                                          1999      1998     1997
                                        --------------------------
                                             (In Millions)
        Available for sale securities:
          Fixed maturity                $  (924.7) $(229.5) $223.5
          Equity                           (157.2)    63.1    85.7
                                        --------------------------
        Total                           $(1,081.9) $(166.4) $309.2
                                        --------------------------
        Trading securities              $     0.4  $  (2.5) $ (1.1)
                                        --------------------------

   As of December 31, 1999 and 1998, investments in fixed maturity securities with a carrying value of $12.6 million and $13.0 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. One diversified financial security, rated AA, exceeds 10% of total stockholder's equity as of December 31, 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FINANCIAL INSTRUMENTS


   The estimated fair values of the Company's financial instruments are as follows:

                                      December 31, 1999    December 31, 1998
                                     -------------------- --------------------
                                     Carrying  Estimated  Carrying  Estimated
                                      Amount   Fair Value  Amount   Fair Value
                                     -----------------------------------------
                                                   (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 5)           $15,109.2 $15,109.2  $14,352.2 $14,352.2
      Trading securities                  99.9      99.9       97.0      97.0
      Mortgage loans                   2,920.2   2,983.8    2,788.7   2,911.2
      Policy loans                     4,258.5   4,258.5    4,003.2   4,003.2
      Cash and cash equivalents          439.4     439.4      154.1     154.1
      Derivative instruments              43.5      43.5      176.1     176.1
    Liabilities:
      Guaranteed interest contracts    6,365.0   6,296.3    5,665.3   5,751.0
      Deposit liabilities                544.9     533.7      599.9     626.7
      Annuity liabilities              1,323.3   1,304.8    1,448.0   1,430.1
      Short-term debt                     60.0      60.0      295.5     295.5
      Long-term debt                     164.4     164.3      149.6     176.0
      Derivative instruments             229.5     229.5       36.0      36.0

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FINANCIAL INSTRUMENTS (Continued)


   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1999 and 1998:

   TRADING SECURITIES

   The estimated fair value of trading securities is based on quoted market prices.

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

   CASH AND CASH EQUIVALENTS

   The carrying values approximate fair values due to the short-term maturities of these instruments.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   LONG-TERM DEBT

   The estimated fair value of surplus notes is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest on the debt is approximately the same as current market rates.

   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

   Pacific Life has issued certain contracts to 401(k) plans totaling $1.7 billion as of December 31, 1999, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS

   Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used as leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

   Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized on the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off balance sheet counterparty risk.

   Outstanding derivatives with off balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 1999 and 1998 are as follows:

                                                         Assets (Liabilities)
                                                ----------------------------------------
                                 Notional or    Carrying  Estimated  Carrying Estimated
                              Contract Amounts   Value    Fair Value  Value   Fair Value
                              ----------------- --------  ---------- -------- ----------
                                1999     1998     1999       1999      1998      1998
                              ----------------------------------------------------------
                                                    (In Millions)
    Interest rate floors,
     caps, options and
     swaptions                $1,003.0 $2,653.0 $   5.0    $   5.0    $ 67.9    $ 67.9
    Interest rate swap
     contracts                 2,867.5  2,608.6    38.5       38.5     (23.3)    (23.3)
    Asset swap contracts          58.1     63.2    (3.6)      (3.6)     (3.6)     (3.6)
    Credit default and total
     return swaps              2,061.9    649.6   (43.1)     (43.1)     (9.1)     (9.1)
    Financial futures
     contracts                   676.8    608.9
    Foreign currency
     derivatives               1,685.1  1,131.2  (182.8)    (182.8)    108.2     108.2
                              ----------------------------------------------------------
     Total derivatives        $8,352.4 $7,714.5 $(186.0)   $(186.0)   $140.1    $140.1
                              ----------------------------------------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)


   A reconciliation of the notional or contract amounts and discussion of the various derivative instruments are as follows:

                                    Balance               Terminations Balance
                                   Beginning                  and        End
                                    of Year  Acquisitions  Maturities  of Year
                                   --------------------------------------------
                                                  (In Millions)
    December 31, 1999:
    ------------------
      Interest rate floors, caps,
       options and swaptions       $2,653.0    $  670.9     $2,320.9   $1,003.0
      Interest rate swap
       contracts                    2,608.6     1,226.2        967.3    2,867.5
      Asset swap contracts             63.2         7.8         12.9       58.1
      Credit default and total
       return swaps                   649.6     1,617.3        205.0    2,061.9
      Financial futures contracts     608.9     5,586.8      5,518.9      676.8
      Foreign currency
       derivatives                  1,131.2       874.0        320.1    1,685.1
    December 31, 1998:
    ------------------
      Interest rate floors, caps,
       options and swaptions        2,730.0       160.6        237.6    2,653.0
      Interest rate swap
       contracts                    2,026.1       960.8        378.3    2,608.6
      Asset swap contracts             67.4        30.3         34.5       63.2
      Credit default and total
       return swaps                   288.5       771.5        410.4      649.6
      Financial futures contracts     214.1     4,108.4      3,713.6      608.9
      Foreign currency
       derivatives                    207.0       959.4         35.2    1,131.2

   Interest Rate Floors, Caps, Options and Swaptions
   -------------------------------------------------

   The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities on the accompanying consolidated statements of financial condition. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income on the accompanying consolidated statements of operations over the term of the agreement. Interest rate floors and caps, options and swaptions mature during the years 2000 through 2017.

   Interest Rate Swap Contracts
   ----------------------------

   The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)

   be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. The interest rate swap contracts mature during the years 2000 through 2021.

   Asset Swap Contracts
   --------------------

   The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. The asset swap contracts mature during the years 2000 through 2005.

   Credit Default and Total Return Swaps
   -------------------------------------

   The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. Credit default and total return swaps mature during the years 2000 through 2028.

   Financial Futures Contracts
   ---------------------------

   The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

   Foreign Currency Derivatives
   ----------------------------

   The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. Foreign currency derivatives expire during the years 2000 through 2013.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS


   The detail of universal life and investment-type product liabilities is as follows:


                                       December 31,
                                      1999      1998
                                    -------------------
                                       (In Millions)
          Universal life            $10,807.7 $10,218.0
          Investment-type products    8,237.8   7,755.0
                                    -------------------
                                    $19,045.5 $17,973.0
                                    -------------------

   The detail of universal life and investment-type product policy fees and interest credited net of reinsurance ceded is as follows:

                                       Years Ended December 31,
                                        1999     1998     1997
                                      --------------------------
                                            (In Millions)
          Policy fees:
            Universal life            $  509.2 $  439.9 $  377.5
            Investment-type products     144.6     85.4     53.7
                                      --------------------------
          Total policy fees           $  653.8 $  525.3 $  431.2
                                      --------------------------
          Interest credited:
            Universal life            $  443.9 $  440.8 $  368.2
            Investment-type products     460.5    440.0    429.6
                                      --------------------------
          Total interest credited     $  904.4 $  880.8 $  797.8
                                      --------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES


   Activity in the liability for unpaid claims and claim adjustment expenses, which is included in future policy benefits on the accompanying consolidated statements of financial condition, is summarized as follows:

                                              Years Ended
                                             December 31,
                                              1999    1998
                                             --------------
                                             (In Millions)
            Balance at January 1             $137.4  $140.5
              Less reinsurance recoverables     0.1     0.7
                                             --------------
            Net balance at January 1          137.3   139.8
                                             --------------
            Incurred related to:
              Current year                    376.8   412.9
              Prior years                     (33.8)  (18.3)
                                             --------------
            Total incurred                    343.0   394.6
                                             --------------
            Paid related to:
              Current year                    286.7   303.5
              Prior years                      77.1    93.6
                                             --------------
            Total paid                        363.8   397.1
                                             --------------
            Net balance at December 31        116.5   137.3
              Plus reinsurance recoverables     0.1     0.1
                                             --------------
            Balance at December 31           $116.6  $137.4
                                             --------------

   As a result of payment of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $33.8 million and $18.3 million for the years ended December 31, 1999 and 1998, respectively. The reduction is primarily due to lower than anticipated settlement of claims and reduced claim adjustment expenses.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. SHORT-TERM AND LONG-TERM DEBT


   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 1999. Principal of $234.9 million and interest payable of $0.6 million was outstanding as of December 31, 1998 bearing an average interest rate of 5.2%. As of December 31, 1999 and 1998, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 1999 and 1998.

   PAM had bank borrowings outstanding of $60 million as of December 31, 1999 and 1998. The interest rate was 6.0%, 5.1% and 6.2% as of December 31, 1999, 1998 and 1997, respectively. Outstanding debt is due and payable in 2000 and subject to renewal. The borrowing limit for PAM as of December 31, 1999 and 1998 was $100 million and $200 million, respectively.

   In connection with Pacific Life's acquisition of Grayhawk Golf Holdings, LLC in 1999, the Company assumed a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 1999 was $14.8 million.

   Pacific Life has $150 million of long-term debt which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for each of the years ended December 31, 1999, 1998 and 1997 and is included in net investment income on the accompanying consolidated statements of operations.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES


   The Company accounts for income taxes using the liability method. The deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new tax law is enacted. Recording the effects of a change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

   The provision for income taxes is as follows:

                                          Years Ended December 31,
                                           1999      1998      1997
                                         ----------------------------
                                               (In Millions)
           Current                         $152.2  $  134.1  $  127.9
           Deferred                          (8.5)    (20.6)    (14.4)
                                         ----------------------------
                                           $143.7  $  113.5  $  113.5
                                         ----------------------------

   The sources of the Company's provision for deferred taxes are as follows:

                                          Years Ended December 31,
                                           1999      1998      1997
                                         ----------------------------
                                               (In Millions)
           Policyholder reserves         $   50.9  $  (29.5) $   20.1
           Deferred policy acquisition
            costs                            20.0     (12.6)    (18.0)
           Non deductible reserves            4.0      28.2     (27.6)
           Partnership income               (25.6)     20.8
           Investment valuation             (28.0)    (24.5)      3.9
           Duration hedging                 (29.6)     20.8      (2.6)
           Other                             (0.2)     (2.6)      9.8
                                         ----------------------------
           Deferred taxes from
            operations                       (8.5)      0.6     (14.4)
           Release of subsidiary
            deferred taxes                            (21.2)
                                         ----------------------------
           Deferred tax provision        $   (8.5) $  (20.6) $  (14.4)
                                         ----------------------------

   The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes in 1998.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)


   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                  Years Ended December 31,
                                                   1999      1998      1997
                                                 ----------------------------
                                                       (In Millions)
        Provision for income taxes at the
         statutory rate                          $  180.1  $  124.2  $  101.3
          Amortization of intangibles on equity
           method investments                         2.0       4.3       7.6
          Non taxable investment income              (7.3)     (3.6)     (2.6)
          Tax settlement                             (7.5)
          Low income housing tax credits            (19.2)     (3.9)
          Equity tax                                           (5.0)      5.0
          Other                                      (4.4)     (2.5)      2.2
                                                 ----------------------------
        Provision for income taxes               $  143.7  $  113.5  $  113.5
                                                 ----------------------------

   The net deferred tax asset (liability), included in other assets on the accompanying consolidated statements of financial condition, is comprised of the following tax effected temporary differences:

                                                     December 31,
                                                     1999    1998
                                                    ---------------
                                                    (In Millions)
        Deferred tax assets
          Policyholder reserves                     $203.4  $ 254.3
          Investment valuation                        72.7     44.7
          Deferred compensation                       35.4     33.7
          Duration hedging                            21.1     (8.5)
          Postretirement benefits                      9.0      8.9
          Dividends                                    8.4      7.6
          Partnership income                           4.8    (20.8)
          Non deductible reserves                      1.9      5.9
          Other                                        3.1      5.2
                                                    ---------------
        Total deferred tax assets                    359.8    331.0

        Deferred tax liabilities
          Deferred policy acquisition costs           44.0     24.0
          Depreciation                                 2.7      2.4
                                                    ---------------
        Total deferred tax liabilities                46.7     26.4
                                                    ---------------
        Net deferred tax asset from operations       313.1    304.6
        Unrealized (gain) loss on securities         150.8   (272.3)
        Issuance of partnership units by affiliate   (81.1)   (74.9)
                                                    ---------------
        Net deferred tax asset (liability)          $382.8  $ (42.6)
                                                    ---------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. COMPREHENSIVE INCOME


   The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder's equity and the note herein. Other comprehensive income is shown net of reclassification adjustments and net of income tax in the accompanying consolidated statements of stockholder's equity. The disclosure of the gross components of other comprehensive income is as follows:

                                                    Years Ended December 31,
                                                      1999      1998    1997
                                                    --------------------------
                                                         (In Millions)
        Calculation of Holding Gain (Loss):
        -----------------------------------
          Gross holding gain (loss) on securities
           available for sale                       $(1,179.7) $(53.8) $ 359.8
          Deferred policy acquisition costs              43.9    (6.9)    (3.1)
          Tax (expense) benefit                         397.7    21.1   (125.1)
                                                    --------------------------
          Holding gain (loss) on securities
           available for sale, net of tax           $  (738.1) $(39.6) $ 231.6
                                                    --------------------------
        Calculation of Reclassification
         Adjustment:
        -------------------------------
          Realized gain on sale of securities
           available for sale                       $    73.4  $ 42.0  $  55.1
          Tax expense                                   (25.2)  (14.7)   (19.5)
                                                    --------------------------
          Reclassification adjustment, net of tax   $    48.2  $ 27.3  $  35.6
                                                    --------------------------
        Amounts Reported in Other Comprehensive
         Income:
        ---------------------------------------
          Holding gain (loss) on securities
           available for sale, net of tax           $  (738.1) $(39.6) $ 231.6
          Less reclassification adjustment, net of
           tax                                           48.2    27.3     35.6
                                                    --------------------------
          Net unrealized gain (loss) recognized in
           other comprehensive income (loss)        $  (786.3) $(66.9) $ 196.0
                                                    --------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE


   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial condition. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                         December 31,
                                          1999    1998
                                         --------------
                                         (In Millions)
      Reinsured universal life deposits  $(55.3) $(46.0)
      Future policy benefits              141.8   108.9
      Unpaid claims                         8.5    12.5
      Paid claims                           6.4    24.3

   As of December 31, 1999, 74% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                      Years Ended December 31,
                                                       1999     1998     1997
                                                     --------------------------
                                                           (In Millions)
      Ceded reinsurance netted against insurance
       premiums                                      $   92.8 $   82.7 $   70.7
      Assumed reinsurance included in insurance
       premiums                                          13.9     17.2     18.1
      Ceded reinsurance netted against policy fees       52.3     65.0     77.5
      Ceded reinsurance netted against net invest-
       ment income                                      211.9    203.3    204.9
      Ceded reinsurance netted against interest
       credited                                         110.5    162.8    165.8
      Ceded reinsurance netted against policy bene-
       fits                                              88.4    121.3     93.4
      Assumed reinsurance included in policy bene-
       fits                                               8.3     17.7     12.7

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION

   The Company's six operating segments are Life Insurance, Institutional Products, Annuities, Group Insurance, Broker-Dealers and Investment Management. These segments have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

   The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group that has produced over 10% of the segment's in force business. The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team. The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers ("NASD") firms, and regional and national wirehouses.

   The Group Insurance segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators. The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,200 registered representatives. The Investment Management segment is primarily comprised of the Company's investment in PIMCO Advisors (Note 1). PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

   Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.

   The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and investment gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The income tax provision is allocated based on each segment's actual tax liability.

   Intersegment revenues include commissions paid by the Life Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Investment Management segment assets have been reduced by an intersegment note payable of $100.5 million and $110 million as of December 31, 1999 and 1998, respectively. The related intersegment note receivable is included in Corporate and Other segment assets.

   The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

   Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant non cash item disclosed herein is interest credited to universal life and investment-type products.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)


   Financial information for each of the business segments is as follows:

                            Life     Institutional              Group   Broker- Investment Corporate
                          Insurance    Products    Annuities  Insurance Dealers Management and Other    Total
                     ------------------------------------------------------------------------------------------
External customers and                                       (In Millions)
 other revenue
 December 31, 1999        $   502.0    $    39.1   $   205.0   $478.4   $253.2    $ 14.9   $   24.1   $ 1,516.7
 December 31, 1998            431.9         43.2       124.0    521.2    236.1      17.0       21.6     1,395.0
 December 31, 1997            395.6         61.4        83.3    480.6    154.0      21.2        6.0     1,202.1
Intersegment revenues
 December 31, 1999                                                       348.5               (348.5)          -
 December 31, 1998                                                       185.3               (185.3)          -
 December 31, 1997                                                       143.3               (143.3)          -
Net investment income
 excluding earnings of
 equity method investees
 December 31, 1999            580.2        645.1        78.3     23.4      0.9       8.3       44.2     1,380.4
 December 31, 1998            586.5        565.5        88.6     23.1      0.9       8.0       42.0     1,314.6
 December 31, 1997            507.2        509.6       149.4     24.9      0.8       6.2       49.2     1,247.3
Earnings of equity
 method investees
 December 31, 1999             (0.7)        (1.2)       (0.1)                      107.9      (13.0)       92.9
 December 31, 1998                           0.1                                   103.1       (4.2)       99.0
 December 31, 1997                           0.2                                    80.7       (2.8)       78.1
Net realized investment
 gains (losses)
 December 31, 1999             12.6         26.8         0.1     (0.6)               9.9       52.7       101.5
 December 31, 1998              4.1        (13.6)        4.6      1.7                4.0       38.6        39.4
 December 31, 1997              9.9         12.8         0.6      2.0               20.8       39.3        85.4
Total revenues
 December 31, 1999          1,094.1        709.8       283.3    501.2    602.6     141.0     (240.5)    3,091.5
 December 31, 1998          1,022.5        595.2       217.2    546.0    422.3     132.1      (87.3)    2,848.0
 December 31, 1997            912.7        584.0       233.3    507.5    298.1     128.9      (51.6)    2,612.9


Income (loss) before
 provision for
 income tax
 December 31, 1999            178.4        111.9        73.2     30.4     11.9      62.6       46.3       514.7
 December 31, 1998            151.1         74.6        34.1     10.3      9.9      60.1       14.9       355.0
 December 31, 1997            132.4         98.3        23.5     28.8      6.4      24.6      (24.5)      289.5
Provision (benefit) for
 income tax
 December 31, 1999             54.4         30.7        24.0     10.1      5.2      11.3        8.0       143.7
 December 31, 1998             52.6         21.2        11.3      2.9      4.5       2.1       18.9       113.5
 December 31, 1997             55.8         33.9         9.4      9.1      2.7      10.1       (7.5)      113.5
Net income (loss)
 December 31, 1999            124.0         81.2        49.2     20.3      6.7      51.3       38.3       371.0
 December 31, 1998             98.5         53.4        22.8      7.4      5.4      58.0       (4.0)      241.5
 December 31, 1997             76.6         64.4        14.1     19.7      3.7      14.5      (17.0)      176.0


Interest credited on
 universal life and
 investment-type
 products
 December 31, 1999            451.4        383.8        65.1                                    4.1       904.4
 December 31, 1998            449.6        354.1        71.0                                    6.1       880.8
 December 31, 1997            378.8        299.8       106.2                                   13.0       797.8


Assets
 As of December 31, 1999   16,276.1     17,649.4    14,565.2    341.5     60.9     264.5      965.4    50,123.0
 As of December 31, 1998   14,578.2     15,221.0     8,384.2    361.1     55.8     267.3    1,016.3    39,883.9

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS

   PENSION PLANS

   Pacific Life has defined benefit pension plans which cover all eligible employees who have one year of continuous employment and have attained age
   21. The full-benefit vesting period for all participants is five years.

   Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

   Components of the net periodic pension benefit are as follows:

                                                Years Ended December 31,
                                                 1999      1998      1997
                                               ----------------------------
                                                     (In Millions)
        Service cost - benefits earned during
         the year                              $    4.6  $    4.0  $    3.6
        Interest cost on projected benefit
         obligation                                11.5      10.9      10.4
        Expected return on plan assets            (16.3)    (15.0)    (12.8)
        Amortization of net obligations and
         prior service cost                        (1.4)     (1.4)     (1.4)
                                               ----------------------------
        Net periodic pension benefit           $   (1.6) $   (1.5) $   (0.2)
                                               ----------------------------

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)


   The following tables set forth the pension plans' reconciliation of benefit obligation, plan assets and funded status for the years ended:

                                                      December 31,
                                                       1999    1998
                                                      --------------
                                                      (In Millions)
        Change in Benefit Obligation:
        -----------------------------
        Benefit obligation, beginning of year         $177.8  $157.9
          Service cost                                   4.6     4.0
          Interest cost                                 11.5    10.9
          Plan expense                                  (0.3)   (0.3)
          Actuarial (gain) loss                        (30.7)   11.9
          Benefits paid                                 (7.0)   (6.6)
                                                      --------------
        Benefit obligation, end of year               $155.9  $177.8
                                                      --------------

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year  $195.3  $180.3
          Actual return on plan assets                  23.6    21.9
          Plan expense                                  (0.3)   (0.3)
          Benefits paid                                 (7.0)   (6.6)
                                                      --------------
        Fair value of plan assets, end of year        $211.6  $195.3
                                                      --------------

        Funded Status Reconciliation:
        -----------------------------
        Funded status                                 $ 55.7  $ 17.5
        Unrecognized transition asset                  (47.7)   (3.6)
        Unrecognized prior service cost                 (2.4)   (1.0)
        Unrecognized actuarial gain                     (0.8)   (9.7)
                                                      --------------
        Prepaid pension cost                          $  4.8  $  3.2
                                                      --------------

   In determining the actuarial present value of the projected benefit obligation as of December 31, 1999 and 1998, the weighted average discount rate used was 8.0% and 6.5%, respectively, and the rate of increase in future compensation levels was 5.5% and 5.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 1999 and 1998.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)


   POSTRETIREMENT BENEFITS

   Pacific Life sponsors a defined benefit health care plan and a defined benefit life insurance plan (the "Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

   The net periodic postretirement benefit cost for the years ended December 31, 1999, 1998 and 1997 is $0.5 million, $0.7 million and $0.8 million, respectively. As of December 31, 1999 and 1998, the accumulated benefit obligation is $19.7 million and $19.3 million, respectively. The fair value of the plan assets as of December 31, 1999 and 1998 is zero. The amount of accrued benefit cost included in other liabilities on the accompanying consolidated statements of financial condition is $24.4 million and $25.3 million as of December 31, 1999 and 1998, respectively.

   The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 8.0% for 1999 and 1998 and is assumed to decrease gradually to 3.5% in 2003 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 7.0% for 1999 and 1998 and is assumed to decrease gradually to 3.0% in 2003 and remain at that level thereafter.

   The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1999 would be increased by 8.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 10.1%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 1999 would be decreased by 7.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 8.9%.

   The discount rate used in determining the accumulated postretirement benefit obligation is 8.0% and 6.5% for 1999 and 1998, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan ("RISP") pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Effective October 1, 1997, Pacific Life's RISP changed the matching percentage of each employee's contributions from 50% to 75%, up to a maximum of 6% of eligible employee compensation and restricted the matched investment to an Employee Stock Ownership ("ESOP"). ESOP contributions made by the Company amounted to $5.4 million, $5.2 million and $1.1 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in operating expenses on the accompanying consolidated statements of operations.

   The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock at

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)

   $12.50 per share to the ESOP ("ESOP Shares") on September 2, 1997, in exchange for a promissory note in the amount of $21.2 million ("ESOP Note"). Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by ESOP contributions from Pacific Life.

   On July 27, 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. This loan is included in unearned ESOP shares on the accompanying consolidated statement of stockholder's equity as of December 31, 1999. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference and reflected as a capital contribution on the accompanying consolidated statement of stockholder's equity as of December 31, 1999.

   Pacific Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

   The Company also has performance-based incentive compensation plans for its employees.

16. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $69.7 million, $42.1 million and $27.5 million for the years ended December 31, 1999, 1998 and 1997, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee which is based on an allocation of actual costs. Such administration fees amounted to $265,000, $232,000 and $165,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

   PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $7.3 million, $16.9 million and $11.4 million for the years ended December 31, 1999, 1998 and 1997, respectively. Included in equity securities on the accompanying consolidated statements of financial condition are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $3.2 million and $40.3 million as of December 31, 1999 and 1998, respectively.

   Pacific Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.0 million, $1.2 million and $1.2 million for the years ended December 31, 1999, 1998 and 1997, respectively.

17. TERMINATION AND NON COMPETITION AGREEMENTS

   The Company has termination and non competition agreements with certain former key employees of PAM's subsidiaries. These agreements provide terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other non compete payments. When the amount of future obligations to be made to a key employee is determinable, a liability for such amount is established.

   For the years ended December 31, 1999, 1998 and 1997, approximately $53.6 million, $49.4 million and $85.8 million, respectively, is included in operating expenses on the accompanying consolidated statements of

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17. TERMINATION AND NON COMPETITION AGREEMENTS (Continued)

   operations related to the termination and non competition agreements. This includes payments of $43.1 million in 1997 to former key employees who elected to sell to PAM's subsidiaries their rights to the future proceeds from the PIMCO Advisors units.

   In connection with the closing of the PIMCO Advisors transaction (Note 1), the termination and non competition agreements with certain former key employees of PAM's subsidiaries will be assumed by Allianz.

18. COMMITMENTS AND CONTINGENCIES

   The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2000                      $437.0
          2001 through 2004          210.8
          2005 and thereafter        144.3
                                    ------
        Total                       $792.1
                                    ------

   The Company leases office facilities under various non cancelable operating leases. Aggregate minimum future commitments as of December 31, 1999 through the term of the leases are approximately $43.3 million.

   Pacific Life has a contingent liability of approximately $23 million related to the posting of an appeal bond in conjunction with one of its investments. An unrelated third party has agreed to reimburse Pacific Life for 50% of any losses incurred under the bond. In addition, Pacific Life has given a commitment for additional capital funding, as may be required, to certain of its subsidiaries.

   Pacific Life was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by Pacific Life on or after January 1, 1982. Pacific Life has settled this litigation pursuant to a final settlement agreement approved by the Court in November 1998. The settlement agreement was implemented during 1999.

   Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

   ---------------------------------------------------------------------------

Form No. 801-0A

                                    PART II

Part C:  OTHER INFORMATION

     Item 24.  Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements

                    Part A:  None

                    Part B:

                           (1) Registrant's Financial Statements

                               Audited Financial Statements dated as of December 31, 1999 which are incorporated by reference from the 1999 Annual Report include the following for Separate Account A:

                                 Statements of Assets and Liabilities
                                 Statements of Operations
                                 Statements of Changes in Net Assets
                                 Notes to Financial Statements

                           (2) Depositor's Financial Statements

                               Audited Consolidated Financial Statements dated as of December 31, 1999 and 1998, and for the three year period ended December 31, 1999, included in Part B include the following for Pacific Life:

                                 Independent Auditors' Report
                                 Consolidated Statements of Financial Condition Consolidated Statements of Operations Consolidated Statements of Stockholder's Equity Consolidated Statements of Cash Flows
                                 Notes to Consolidated Financial Statements

                    (b)  Exhibits

                    1.   (a)  Resolution of the Board of Directors of the
                              Depositor authorizing establishment of Separate Account A and Memorandum establishing Separate Account A./1/

                         (b) Memorandum Establishing Two New Variable Accounts--Aggressive Equity and Emerging Markets Portfolios./1/

                         (c) Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws./3/

                    2.   Not applicable

                    3.   (a)  Distribution Agreement between Pacific Mutual Life
                              and Pacific Mutual Distributors, Inc. ("PMD") (formerly Pacific Equities Network) /1/

                         (b) Form of Selling Agreement between Pacific Mutual Life, PMD and Various Broker-Dealers /1/

                    4.   (a)  Form of Individual Flexible Premium Variable
                              Accumulation Annuity Contract /2/

                         (b)  Qualified Plan Loan Endorsement /1/

                         (c)  Individual Retirement Annuity Rider /1/

                         (d)  Qualified Pension Plan Rider /1/

                         (e)  403(b) Tax-Sheltered Annuity Rider /2/

                         (f)  Section 457 Plan Rider /1/

                         (g) Endorsement for 403(b) Texas Optional Retirement Program (ORP) /1/

                         (h)  IRA Rider (Form R-IRA 198) /3/

                         (i)  Roth IRA Rider (Form R-RIRA 198) /3/

                         (j)  Simple IRA Rider (Form R-SIRA 198) /3/

                         (k)  DCA Plus Fixed Option Endorsement
                              (Form E-DCA 697)/3/

                         (l) Guaranteed Minimum Death Benefit Endorsement (Form E-GMDB 398) /3/

                         (m) Enhanced Guaranteed Minimum Death Benefit Rider (Form R-EGMDB 398) /3/

                         (n) Guaranteed Income Advantage Rider (Form 23-113499) /5/

                    5.   (a)  Application Form for Individual Flexible Premium
                              Variable Accumulation Annuity Contract./6/

                         (b)  Variable Annuity PAC APP /1/

                         (c)  Application/Confirmation Form/6/

                    6.   (a)  Pacific Life's Articles of Incorporation /3/

                         (b)  By-laws of Pacific Life /3/

                    7.   Not applicable

                    8.   Fund Participation Agreement/6/

                    9. Opinion and Consent of legal officer of Pacific Mutual Life as to the legality of Contracts being registered. /1/

                    10.  Independent Auditors' Consent

                    11.  Not applicable

                    12.  Not applicable

                    13.  Performance Calculations

                    14.  Not applicable

                    15.  Powers of Attorney/6/

                    16.  Not applicable

/1/ Included in Registrant's Form N-4, File No. 33-88460, Accession No. 0000898430-96-001377 filed on April 19, 1996 and incorporated by reference herein.

/2/ Included in Registrant's Form N-4, File No. 33-88460, Accession No. 0001017062-97-000794 filed on April 30, 1997 and incorporated by reference herein.

/3/ Included in Registrant's Form N-4, File No. 33-88460, Accession No. 0001017062-98-000945 filed on April 29, 1998 and incorporated by reference herein.

/4/ Included in Registrant's Form N-4, File No. 33-88460, Accession No. 0001017062-99-000659 filed on April 15, 1999 and incorporated by reference.

/5/ Included in Registrant's Form 497, File No. 33-88460, Accession No. 0001017062-99-001607 filed on September 14, 1999 and incorporated by reference herein.

/6/ Included in Registrant's Form N-4/B, File No. 33-88460, Accession No. 0001017062-00-000577 filed on February 29, 2000 and incorporated by reference herein.

Item 25.  Directors and Officers of Pacific Life

                                  Positions and Offices
Name and Address                  with Pacific Life

Thomas C. Sutton                  Director, Chairman of the Board, and
                                  Chief Executive Officer

Glenn S. Schafer                  Director and President

Khanh T. Tran                     Director, Senior Vice President and
                                  Chief Financial Officer

David R. Carmichael               Director, Senior Vice President and
                                  General Counsel

Audrey L. Milfs                   Director, Vice President and Corporate
                                  Secretary

Edward R. Byrd                    Vice President and Controller

Brian D. Klemens                  Vice President and Treasurer

Gerald W. Robinson                Executive Vice President

______________________________

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A

          The following is an explanation of the organization chart of Pacific Life's subsidiaries:

                  PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
                                   LEGAL STRUCTURE

          Pacific Life is a California Stock Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 99% owned by Pacific Mutual Holding Company (a California Mutual Holding Company). Pacific Life is the parent company of Pacific Asset Management LLC (a Delaware Limited Liability Company), Pacific Life & Annuity Company, formerly known as PM Group Life Insurance Company (an Arizona Corporation), Pacific Select Distributors, Inc. (formerly known as Pacific Mutual Distributors, Inc.), and World-Wide Holdings Limited (a United Kingdom Corporation). Pacific Life also has a 40% ownership of American Maturity Life Insurance Company (a Connecticut Corporation), a 50% ownership of Pacific Mezzanine Associates, L.L.C. (a Delaware Limited Liability Company and a 95% ownership of Grayhawk Golf Holdings, LLC). A subsidiary of Pacific Mezzanine Associates, L.L.C. is Pacific Mezzanine Investors, L.L.C., (a Delaware Limited Liability Company) who is the sole general partner of the PMI Mezzanine Fund, L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Asset Management LLC are PMRealty Advisors Inc., Pacific Financial Products Inc. (a Delaware Corporation), PPA LLC (a Delaware Limited Liability Company), CCM LLC (a Delaware Limited Liability Company), NFJ LLC (a Delaware Limited Liability Company), and PIMCO Holding LLC (a Delaware Limited Liability Company). Pacific Asset Management LLC has a 32% beneficial economic interest in PIMCO Advisors L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Select Distributors, Inc. include: Associated Financial Group, Inc.; Mutual Service Corporation (a Michigan Corporation), along with its subsidiaries Advisors' Mutual Service Center, Inc. (a Michigan Corporation) and Titan Value Equities Group, Inc.; and United Planners' Group, Inc. (an Arizona Corporation), along with its subsidiary United Planners' Financial Services of America (an Arizona Limited Partnership). Subsidiaries of World-Wide Holdings Limited include: World-Wide Reassurance Company Limited (a United Kingdom Corporation) and World-Wide Reassurance Company (BVI) Limited (a British Virgin Islands Corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

Item 27.  Number of Contractholders

          Approximately 21,243 Qualified
                        23,385 Non Qualified


Item 28.  Indemnification

     (a) The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. ("PSD", formerly known as Pacific Mutual Distributors, Inc.) provides substantially as follows:

         Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

         PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

     (b) The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. ("PSD" formerly known asPacific Mutual Distributors, Inc.) and Various Broker-Dealers provides substantially as follows:


         Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the "Fund") filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

         Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 29.  Principal Underwriters

          (a) PSD also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Separate Account B and Pacific Select Fund.

          (b) For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

          (c) PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30.  Location of Accounts and Records

               The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31.  Management Services

          Not applicable

Item 32.  Undertakings

          The registrant hereby undertakes:

          (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

          (b) to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

          (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

     (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

     (b) The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a)-(d) of the Rule have been complied with.

     (c) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract ("Contract") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 21st day of April, 2000.

                                      SEPARATE ACCOUNT A
                                           (Registrant)
                                      By: PACIFIC LIFE INSURANCE COMPANY

                                      By:  ____________________________________
                                           Thomas C. Sutton*
                                           Chairman and Chief Executive Officer

                                      By: PACIFIC LIFE INSURANCE COMPANY
                                           (Depositor)

                                      By:  ____________________________________
                                           Thomas C. Sutton*
                                           Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


        Signature            Title                             Date

_________________________    Director, Chairman of the Board   April 21, 2000
Thomas C. Sutton*            and Chief Executive Officer

_________________________    Director and President            April 21, 2000
Glenn S. Schafer*

_________________________    Director, Senior Vice President   April 21, 2000
Khanh T. Tran*               and Chief Financial Officer

_________________________    Director, Senior Vice President   April 21, 2000
David R. Carmichael*         and General Counsel

_________________________    Director, Vice President and      April 21, 2000
Audrey L. Milfs*             Corporate Secretary

_________________________    Vice President and Controller     April 21, 2000
Edward R. Byrd*

_________________________    Vice President and Treasurer      April 21, 2000
Brian D. Klemens*

_________________________    Executive Vice President          April 21, 2000
Gerald W. Robinson*

*By: __________________________                                April 21, 2000
     David R. Carmichael
     as attorney-in-fact

(Powers of Attorney are contained in Post-Effective Amendment No. 6, to the Registration Statement filed on February 29, 2000 on Form N-4 for Separate Account A, File No. 33-88460, Accession No. 0001017062-00-000577, as
Exhibit 15.)